                                                               File No. 33-65137
                                                               File No. 811-7455


    As filed with the Securities and Exchange Commission on October 31, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                       /x/



                 Pre-Effective Amendment No.                              / /



                 Post-Effective Amendment No.   1                         /x/



                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                        /x/





                 Amendment No. 1                                          /x/




                        (Check appropriate box or boxes)

                                  SENECA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              909 Montgomery Street
                         San Francisco, California 94133
                 (Address of Principal Executive Office)      (Zip Code)

                                 (415) 677-1500
              (Registrant's Telephone Number, Including Area Code)

                      Delaware Corporation Organizers, Inc.
                            1201 North Market Street
                           Wilmington, Delaware 19801

                     (Name and Address of Agent for Service)

                                    Copy to:
                              Mark D. Whatley, Esq.
                              Paul B. Hudson, Esq.
                 Howard, Rice, Nemerovski, Canady, Falk & Rabkin
                           A Professional Corporation
                            Three Embarcadero Center
                             San Francisco, CA 94111
                                 (415) 434-1600


        Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.



        Registrant has, pursuant to Rule 24f-2 under the Investment Company Act of 1940, previously elected to register an indefinite number of shares of capital stock of Registrant and any series thereof. In accordance with Rule 24f-2, a registration fee in the amount of $500 was paid previously. No notice has yet been required to be filed pursuant to Rule 24f-2.

                                  SENECA FUNDS

                              INSTITUTIONAL SHARES
                                       and
                              ADMINISTRATIVE SHARES

                               Seneca Growth Fund
                          Seneca Mid-Cap "EDGE"sm Fund
                                Seneca Bond Fund
                       Seneca Real Estate Securities Fund

              Cross-Reference Sheet Showing Location in Prospectus
                   and Statement of Additional Information of
             Information Required by Items of the Registration Form


           N-1A Item No. and Caption                     Location:

           Part A                                        Prospectus

           1.    Cover Page.........................     Cover Page

           2.    Synopsis...........................     Fund Expenses

           3.    Condensed Financial Information....     Financial Highlights
                                                         Table

           4.    General Description of Registrant..     The Seneca Funds At
                                                         A Glance;
                                                         Management;
                                                         Investment Practices
                                                         and Risk
                                                         Considerations; The
                                                         Seneca Funds in
                                                         Detail; General
                                                         Information

           5.    Management of the Fund.............     Fund Expenses;
                                                         Management;
                                                         Investment Manager
                                                         and Administrator;
                                                         General Information

           5A.   Management's Discussion of Fund
                 Performance........................     Not Applicable

           6.    Capital Stock and Other Securities...   Dividends and Capital
                                                         Gains; General
                                                         Information

           7.    Purchase of Securities Being Offered.   Purchase of Shares

           8.    Redemption or Repurchase.............   Redemption of Shares

           9.    Pending Legal Proceedings............   Not Applicable


                                                         Statement of
           Part B                                     Additional Information

           10.   Cover Page...........................   Cover Page

           11.   Table of Contents....................   Table of Contents

           12.   General Information and History......   Not Applicable

           13.   Investment Objectives and Policies...   General; Investment
                                                         Objectives and
                                                         Policies; Investment
                                                         Restrictions; Portfolio
                                                         Turnover

           14.   Management of the Fund...............   Trustees and Officers;
                                                         Organization

           15.   Control Persons and Principal
                 Holders of Securities................   Principal Shareholders
                                                         and Control Persons;
                                                         Trustees and Officers

           16.   Investment Advisory and Other
                 Services.............................   Advisory and
                                                         Administrative
                                                         Services

           17.   Brokerage Allocation and
                 Other Practices......................   Portfolio Brokerage;
                                                         Portfolio Turnover

           18.   Capital Stock and Other Securities...   Organization

           19.   Purchase, Redemption and Pricing of
                 Securities Being Offered.............   Net Asset Value

           20.   Tax Status...........................   Dividends,
                                                         Distributions and  Tax
                                                         Status

           21.   Underwriters.........................   Advisory and
                                                         Administrative
                                                         Services

           22.   Calculation of Performance Data......   Calculation of the
                                                         Funds' Returns

           23.   Financial Statements.................   Financial Statements

           Part C

           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                  SENECA FUNDS
                            INSTITUTIONAL SHARES AND
                              ADMINISTRATIVE SHARES



                          Prospectus: October 31, 1996
--------------------------------------------------------------------------------



         SENECA GROWTH FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income is incidental to this objective. The Fund seeks to outperform the Standard & Poor's Index of 500 Stocks.



         SENECA MID-CAP "EDGE"(SM) FUND seeks capital appreciation primarily through investments in equity securities of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. Production of income is incidental to this objective. The Fund invests primarily in companies with market capitalizations between $500 million and $5 billion. The Fund seeks to outperform the Standard & Poor's Mid-Cap 400 Index.



         SENECA BOND FUND seeks both current income and capital appreciation primarily by investing in a diversified portfolio of government and corporate bonds and other debt securities. The Fund seeks a total return higher than that of the Lehman Brothers Government/Corporate Index.



         SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income from investments related to United States real estate. The Fund invests primarily in securities of issuers that are engaged principally in or whose businesses relate to ownership and operation of real estate in the United States.


         There can be no assurance that any of the Funds will achieve its investment objectives or succeed in outperforming the indices described above. For information about some of the principal risks involved in investments in the Funds, see "Investment Practices and Risk Considerations."


         This Prospectus is intended to set forth concisely the information an investor should know before investing in any of the Funds. Please read it carefully and save it for future reference. A Statement of Additional Information dated October 31, 1996 (the "SAI") has been filed with the Securities and Exchange Commission. The SAI, as amended or supplemented from time to time, is incorporated into this Prospectus by this reference and is a part of this Prospectus. It is available free of charge by writing to the Distributor at 909 Montgomery Street, San Francisco, California, 94133 or by calling 1-800-990-9331. See "Purchase of Shares."



         Institutional Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisors, endowments, foundations, and corporations ("Institutional Investors"). With certain exceptions, the minimum investment for Institutional Shares is $250,000. Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. With certain exceptions, the minimum investment for Administrative Shares is $1,000 per Fund. See "Purchase of Shares."

Each Fund has its own levels of expenses and charges and each class of shares of a Fund may have different expenses and charges specific to that class. See "Fund Expenses."


         Fund shares are not deposits or obligations of, or endorsed or guaranteed by, any bank or other financial institution, and they are not insured by the Federal Deposit Insurance Corporation or any other agency of the United States Government or any other governmental subdivision.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

THE SENECA FUNDS AT A GLANCE                                                   4

FUND EXPENSES                                                                  5


FINANCIAL HIGHLIGHTS                                                           8


MANAGEMENT                                                                    10

THE SENECA FUNDS IN DETAIL                                                    11


SENECA GROWTH FUND AND
SENECA MID-CAP "EDGE"(SM) FUND                                                11


SENECA BOND FUND                                                              12

SENECA REAL ESTATE SECURITIES FUND                                            14

INVESTMENT PRACTICES AND RISK CONSIDERATIONS                                  15

PURCHASE OF SHARES                                                            21

REDEMPTION OF SHARES                                                          24

PORTFOLIO TRANSACTIONS                                                        26

NET ASSET VALUE                                                               27

DIVIDENDS AND CAPITAL GAINS                                                   28

INCOME TAX CONSIDERATIONS                                                     28

INVESTMENT MANAGER AND ADMINISTRATOR                                          29

GENERAL INFORMATION                                                           31

                          THE SENECA FUNDS AT A GLANCE

         SENECA FUNDS (the "Trust") is an open-end management investment company, consisting of the four separate investment portfolios described below (the "Funds"). Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. The following summary is qualified in its entirety by the more detailed information that appears elsewhere in this Prospectus. A more detailed description of each Fund may be found under the heading "The Seneca Funds in Detail."


         The SENECA GROWTH FUND seeks capital appreciation. Production of income is incidental to this objective. This Fund invests primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation. The Fund may invest in companies at all levels of market capitalization. For a portion of its portfolio, the Fund favors large, well-known companies that have established histories of continuous dividend payment and, for another portion of its portfolio, generally invests in smaller firms that the Investment Manager believes have the potential for faster growth. The Fund seeks to outperform the Standard & Poor's Index of 500 Stocks (the "S&P 500").



         The SENECA MID-CAP "EDGE"(SM) FUND seeks capital appreciation. Production of income is incidental to this objective. This Fund invests primarily in common stocks of companies that, in the Investment Manager's opinion, have the potential for above average market appreciation, focusing on companies with market capitalizations between $500 million and $5 billion. The Fund seeks to outperform the Standard & Poor's Mid-Cap 400 Index (the "S&P Mid-Cap Index").



         The SENECA BOND FUND seeks both current income and capital appreciation. This Fund invests in a diversified portfolio of government and corporate bonds and other debt securities, seeking a total return higher than the Lehman Brothers Government/Corporate Index. The Fund normally maintains a dollar-weighted average maturity of between two and ten years and a dollar-weighted average duration of between two and eight years.



         The SENECA REAL ESTATE SECURITIES FUND seeks a high total return through both long-term capital appreciation and current income. This Fund is non-diversified and invests primarily in securities of issuers operating principally in the United States real estate industry or whose businesses relate to ownership and operation of real estate in the U.S., including equity real estate investment trusts ("REITs"), mortgage REITs, real estate brokers and developers, companies that manage or own real estate, manufacturers and distributors of building supplies, and financial institutions that originate or service mortgage loans.


         There can be no assurance that the Funds will achieve their investment objectives or succeed in outperforming the indices described above. Investors should read this Prospectus carefully, particularly "Investment Practices and Risk Considerations," for information about certain risks relevant to an investment in the Funds. In particular, investors should note that the value of all securities and other investments a Fund may hold and, as a result, the Fund's net asset value per share, will vary from time to time in response to a variety of factors. The value of securities may fluctuate in response to the activities of individual companies as well as general market and economic conditions. The values of small-to-medium-capitalization equity securities may be particularly susceptible to fluctuation as a result of factors unrelated to the issuers' underlying businesses. The value of debt securities can generally be expected to vary inversely with changes in prevailing interest rates. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of purchase.

         Each Fund is separately managed by GMG/Seneca Capital Management, LLC ("GMG/Seneca" or "Investment Manager").

                                  FUND EXPENSES


         Each Fund bears the costs of its operations. These costs may include fees for investment management, distribution, independent Trustees, brokerage services, security pricing services, custody, transfer agency and recordkeeping services, insurance, federal and state registration, legal and accounting services, amortized expenses, taxes, and any extraordinary expenses.



         Each Fund offers two classes of shares: Administrative Shares and Institutional Shares. Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. With certain exceptions, the minimum initial investment for Administrative Shares is $1,000. Institutional Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisors, endowments, foundations, and corporations ("Institutional Investors"). With certain exceptions, the minimum investment for Institutional Shares is $250,000. See "Purchase of Shares."



         Each class may have different distribution-related expenses and charges and other expenses specific to that class. Those expenses are charged separately to that class and will affect the class's performance. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated between the classes based on the net assets of each class.



         The following table describes shareholder transaction-related expenses for the Funds.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                            SENECA                     SENECA
                                             SENECA         MID-CAP      SENECA      REAL ESTATE
                                             GROWTH       "EDGE"(SM)      BOND       SECURITIES

Sales Load on Purchases................       None           None         None          None

Sales Load on Reinvested Dividends.....       None           None         None          None

Deferred Sales Load....................       None           None         None          None

Early Withdrawal Fee(1)................       1.00%          1.00%       1.00%          1.00%

Exchange Fee...........................       None           None         None          None





------------------------


         (1) Applies only to redemptions (including by exchanges) of shares held less than 90 days. The fee is paid to the Fund and is intended to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. See "Redemption of Shares."

              The following table describes anticipated annual operating expenses (excluding portfolio brokerage expenses) for the Administrative Shares for the fiscal year ending September 30, 1997.


                              ADMINISTRATIVE SHARES
                            ANNUAL OPERATING EXPENSES



                                                           PERCENTAGE OF AVERAGE
                                                                 NET ASSETS
                                                -------------------------------------------
                                                            SENECA              SENECA REAL
                                                SENECA      MID-CAP    SENECA      ESTATE
                                                GROWTH    "EDGE"(SM)    BOND     SECURITIES

Management Fees..............................    0.70%       0.80%      0.50%     0.85%

12b-1 Fees(1)                                    0.25%       0.25%      0.25%     0.25%

Other Expenses (after waivers and expense
reimbursements)(2)...........................    0.55%       0.55%      0.50%     0.60%

Total Expenses (after waivers and expense
reimbursements)..............................    1.50%       1.60%      1.25%     1.70%



------------------------
         (1) Consists of distribution fees payable to the Distributors to cover, among other things, costs of advertising and marketing the Administrative Shares. See "General Information--Distribution and Administrative Services Plan." These fees may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

         (2) Includes estimates of fees to be paid to GMG/Seneca pursuant to an Administrative Services Agreement, fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services, as well as other expenses not covered by the Management Fees and the 12b-1 Fees. Certain expenses may differ between classes depending on the particular services provided to the different classes. Examples include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services, including account maintenance or subaccounting expenses.

         GMG/Seneca will waive some or all of its Management Fee and/or Administrative Fee and assume other operating expenses of each Fund (other than certain extraordinary or nonrecurring expenses) at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million, to the extent necessary to prevent the expenses of such Fund from exceeding the levels set forth in the table and may, in its discretion as to any Fund, continue such waivers and/or reimbursements, in whole or in part, beyond such time. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return. See "Investment Manager and Administrator--Management Fee."

         "Other Expenses" may be reduced to the extent certain broker-dealers executing Funds' portfolio transactions pay all or a portion of the Funds' transfer agency or custodian fees or expenses or credits arising out of balances maintained by Funds with the Transfer Agent and Custodian offset such fees or expenses.

         The Annual Operating Expenses table summarizes estimates of operating expenses relating to Administrative Shares for the fiscal year ending September 30, 1997. The purpose of this table and the Shareholder Transaction Expense table is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. GMG/Seneca will continue to waive some or all of its fees and assume other operating expenses of each Fund to the extent necessary to prevent overall expenses from exceeding the level in the table at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million and may, in its discretion continue such waivers and/or reimbursements as to any Fund, in whole or in part, beyond such time. Without any fee waivers or expense reimbursements by GMG/Seneca, the Other Expenses for Administrative Shares during the Fund's fiscal year ending September 30, 1997 are estimated to be 1.60%, 1.65%, 1.50%, and 1.95%, respectively, and the Total Expenses are estimated to be 2.55%, 2.70%, 2.25%, and 3.05%, respectively.



         The following table describes anticipated annual operating expenses (excluding portfolio brokerage expenses) for the Institutional Shares for the fiscal year ending September 30, 1997.


                              INSTITUTIONAL SHARES
                            ANNUAL OPERATING EXPENSES


                                                             PERCENTAGE OF AVERAGE
                                                                  NET ASSETS
                                                  -------------------------------------------
                                                              SENECA                SENECA
                                                  SENECA      MID-CAP    SENECA   REAL ESTATE
                                                  GROWTH    "EDGE"(SM)    BOND    SECURITIES
Management Fees................................    0.70%       0.80%      0.50%      0.85%

12b-1 Fees.....................................    None        None       None       None

Other Expenses (after waivers and expense
reimbursements)(1).............................    0.15%       0.15%      0.15%      0.20%

Total Expenses (after waivers and expense
reimbursements)................................    0.85%       0.95%      0.65%      1.05%



------------------------

         (1) Includes estimates of fees to be paid to GMG/Seneca pursuant to an Administrative Services Agreement, fees the Funds may pay to employee benefit plan administrators, broker-dealers, and other financial services companies for sub-accounting, account maintenance and other, related services, as well as other expenses not covered by the Management Fees. Certain expenses may differ between classes depending on the particular services provided to the different classes. Examples include transfer agency fees, state and federal securities registration fees, legal and accounting fees, directors' fees and expenses incurred as a result of issues relating solely to a class, and fees and payments for specific class services, including account maintenance or subaccounting expenses.

         GMG/Seneca will waive some or all of its Management Fee and/or Administrative Fee and assume other operating expenses of each Fund (other than certain extraordinary or nonrecurring expenses) at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million, to the extent necessary to prevent the expenses of such Fund from exceeding the levels set forth in the table and may, in its discretion as to any Fund, continue such waivers and/or reimbursements, in whole or in part, beyond such time. Fee waivers and expense reimbursement or assumption arrangements will increase a Fund's return. See "Investment Manager and Administrator--Management Fee."

         "Other Expenses" may be reduced to the extent certain broker-dealers executing Funds' portfolio transactions pay all or a portion of the Funds' transfer agency or custodian fees or expenses or credits arising out of balances maintained by Funds with the Transfer Agent and Custodian offset such fees or expenses.

         The Annual Operating Expenses table summarizes estimates of operating expenses relating to Institutional Shares for the fiscal year ending September 30, 1997. The purpose of this table and the Shareholder Transaction Expense table is to assist investors in understanding the varying costs and expenses they will bear directly or indirectly. GMG/Seneca will continue to waive some or all of its fees and assume other operating expenses of each Fund to the extent necessary to prevent overall expenses from exceeding the level in the table at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million and may, in its discretion continue such waivers and/or reimbursements as to any Fund, in whole or in part, beyond such time. Without any fee waivers or expense reimbursements by GMG/Seneca, the Other Expenses for Institutional Shares during the Funds' fiscal year ending September 30, 1997 are estimated to be 1.25%, 1.30%, 1.35%, and 1.50%, respectively, and the Total Expenses are estimated to be 1.95%, 2.10%, 1.85%, and 2.35%, respectively.


EXAMPLE


Using the above tables of transaction expenses and annual operating expenses, for each of the two classes of shares of the Funds an investor would pay the expenses indicated in the table below based on a $1,000 investment and an assumed 5% annual return. The expenses are the same whether or not the investor redeems the shares at the end of each time period.



                                                   ADMINISTRATIVE         INSTITUTIONAL
                                                       SHARES                SHARES
                                                  -----------------     -----------------
                                                  1 YEAR    3 YEARS     1 YEAR    3 YEARS
                                                  ------    -------     ------    -------
Seneca Growth Fund.........................        $15        $48         $ 9       $27

Seneca Mid-Cap "EDGE"(sm) Fund.............        $16        $51         $10       $30

Seneca Bond Fund...........................        $13        $38         $ 7       $21

Seneca Real Estate Securities Fund.........        $17        $53         $11       $34




         THE INFORMATION IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.


                              FINANCIAL HIGHLIGHTS

         The following financial highlights covering the period from commencement of operations of each Fund through September 30, 1996 have been audited by Deloitte & Touche LLP, independent public accountants, whose report thereon appears in the Funds' annual report. The annual report contains additional performance information and will be made available upon request and without charge.

                      SENECA FUNDS -- INSTITUTIONAL SHARES



                              FINANCIAL HIGHLIGHTS


     For a Share Outstanding Throughout the Period Ended September 30, 1996*




                                                             SENECA                            SENECA
                                               SENECA        MID-CAP          SENECA         REAL ESTATE
                                               GROWTH      "EDGE"(SM)          BOND          SECURITIES

NET ASSET VALUE AT BEGINNING OF PERIOD     $     10.00     $     10.00     $     10.00      $     10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (1)                     0.03            0.01            0.31             0.13
    Net Realized and Unrealized
     Gain on Investments                          3.71            4.96            0.08             1.10
                                           -----------     -----------     -----------      -----------
    TOTAL FROM INVESTMENT
     OPERATIONS                                   3.74            4.97            0.39             1.23
                                           -----------     -----------     -----------      -----------

Distributions to Shareholders from
    Net Investment Income                      --              --                (0.30)           (0.13)
                                           -----------     -----------     -----------      -----------

NET ASSET VALUE AT END OF PERIOD           $     13.74     $     14.97     $     10.09      $     11.10
                                           ===========     ===========     ===========      ===========

TOTAL RETURN (2)                                 37.40%          49.70%           4.02%           12.39%

RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period                $12,919,525     $ 7,427,656     $ 3,926,664      $ 1,073,080
    Ratio of Operating Expenses to
     Average Net Assets (3)(4)                    0.81%           0.90%           0.56%            1.00%
    Ratio of Net Investment Income to
    Average Net Assets (3)                        0.76%           0.27%           7.54%            4.39%
    Portfolio Turnover Rate                      87.66%          72.34%          52.82%           30.70%
    Average Commission Rate (5)            $     0.0598    $     0.0595             N/A     $     0.0564




    *The Growth, Mid-Cap "EDGE"(sm), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.
    (1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) for the Growth Fund; $(0.19) for Mid-Cap "EDGE"(sm) Fund; $(0.05) for the Bond Fund; and $(1.45) for the Real Estate Securities Fund.
    (2) Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.
    (3) Annualized.
    (4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.49% for the Growth Fund; 5.73% for Mid-Cap "EDGE"(sm) Fund; 9.31% for the Bond Fund; and 53.04% for the Real Estate Securities Fund.
    (5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.

                      SENECA FUNDS -- ADMINISTRATIVE SHARES



                              FINANCIAL HIGHLIGHTS


     For a Share Outstanding Throughout the Period Ended September 30, 1996*




                                                             SENECA                      SENECA REAL
                                               SENECA        MID-CAP         SENECA         ESTATE
                                               GROWTH      "EDGE"(sm)         BOND        SECURITIES

NET ASSET VALUE AT BEGINNING OF PERIOD       $   10.00     $    10.00      $   10.00      $   10.00
                                             ---------     ----------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss) (1)           --               (0.01)          0.29           0.13
    Net Realized and Unrealized
     Gain on Investments                          3.63           4.94           0.09           1.08
                                             ---------     ----------      ---------      ---------
    TOTAL FROM INVESTMENT
     OPERATIONS                                   3.63           4.93           0.39           1.21
                                             ---------     ----------      ---------      ---------
Distributions to Shareholders from Net
Investment Income                              --             --               (0.29)         (0.13)
                                             ---------     ----------      ---------      ---------
NET ASSET VALUE AT END OF PERIOD             $   13.63     $    14.93      $   10.09      $   11.08
                                             =========     ==========      =========      =========

TOTAL RETURN (2)                                 36.30%         49.30%          3.86%         12.22%

RATIOS & SUPPLEMENTAL DATA
    Net Assets at End of Period              $ 466,401     $1,355,493      $ 195,930      $ 222,483
    Ratio of Operating Expenses
     to Average Net Assets (3)(4)                 1.46%          1.55%          1.21%          1.65%
    Ratio of Net Investment Income
     to Average Net Assets (3)                    0.16%         (0.46)%         6.46%          4.61%
    Portfolio Turnover Rate                      87.66%         72.34%         52.82%         30.70%
    Average Commission Rate (5)              $   0.0598    $    0.0595           N/A      $   0.0564




    *The Growth, Mid-Cap "EDGE"(sm), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.
    (1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.34) for the Growth Fund; $(0.20) for Mid-Cap "EDGE"(sm) Fund; $(1.41) for the Bond Fund; and $(1.96) for the Real Estate Securities Fund.
    (2) Total return represents aggregate total returns for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.
    (3) Annualized.
    (4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 14.01% for the Growth Fund; 9.73% for Mid-Cap "EDGE"(sm) Fund; 39.23% for the Bond Fund; and 73.01% for the Real Estate Securities Fund.
    (5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.



                                   MANAGEMENT

                  Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Seneca Funds (the "Trustees"). GMG/Seneca's services under its Investment Management Agreement and Administrative Services Agreement with the Trust are subject to the direction of the Trustees.

         The Funds' investment manager is GMG/Seneca, 909 Montgomery Street, San Francisco, California 94133. Under an Investment Management Agreement with the Trust, GMG/Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations.

         GMG/Seneca has also entered into an Administrative Services Agreement with the Trust under which it performs, or arranges for the performance of, the following services, among others: (1) providing the Funds with administrative and clerical services; (2) overseeing the maintenance of the Funds' books and records by the Funds' custodian; (3) preparing the Funds' income tax returns;
(4) registering the Funds' shares with those states and other jurisdictions where shares are offered or sold and arranging periodic updating of the Funds' prospectus; (5) initial preparation and filing of proxy materials and reports to Fund shareholders and the Securities and Exchange Commission ("SEC"); and (6) providing the Funds with adequate office space and all necessary office equipment to perform the foregoing services. GMG/Seneca has entered into an agreement with State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 01701, pursuant to which State Street will perform substantially all of those services.


         For more information about the Investment Manager, its functions, and its affiliates, see "Investment Manager and Administrator."



                           THE SENECA FUNDS IN DETAIL

         FUND OBJECTIVES, STRATEGIES AND POLICIES. The investment objectives, strategies, and policies of each Fund are described below. There can be no assurance that these objectives will be met. The "Investment Practices and Risk Considerations" section describes in greater detail some specific risks of the types of securities in which the Funds invest and practices in which the Funds may engage.


         FUNDAMENTAL POLICIES. An investment policy that a Fund has adopted as "fundamental" may be changed only with the approval of a majority of shareholders. Most of the strategies and policies described below and described in the SAI are not fundamental. This means those strategies and policies may be changed by the Trustees without shareholder approval. See "Investment Restrictions" in the SAI for more information concerning the fundamental and non-fundamental investment policies of the Funds.




                             SENECA GROWTH FUND AND
                         SENECA MID-CAP "EDGE"(SM) FUND



         INVESTMENT OBJECTIVE: Capital appreciation; production of income is incidental. The Seneca Growth Fund seeks appreciation greater than that of the S&P 500 Index and the Seneca Mid-Cap "EDGE"(sm) Fund seeks appreciation greater than that of the S&P Mid-Cap Index.



         INVESTMENT STRATEGIES AND POLICIES. Each of these Funds invests primarily in common stocks of growth companies that meet certain fundamental standards and that the Investment Manager believes have the potential for above average market appreciation. These Funds generally invest at least 65% of their assets in common stocks. The Seneca Growth Fund has no limitations as to the market capitalizations of companies in which it invests, but generally focuses a portion of its portfolio on large, well-known companies, many with market capitalizations in excess of $5 billion, that have an established history of profitability and/or dividend payment. The Seneca Mid-Cap "EDGE"(sm) Fund generally invests at least 65% of its assets in companies with market capitalizations between $500 million and $5 billion, although it may at times have significant investments in companies with higher or lower market capitalizations. At times, both Funds may invest in some of the same securities.



         In evaluating companies' potential for market appreciation, the Investment Manager seeks companies that, among other things, it believes will demonstrate greater long-term earnings growth than the average company included in, for the Seneca Growth Fund, the S&P 500 or, for the Seneca Mid-Cap "EDGE"(sm) Fund, the S&P Mid-Cap Index. This approach is based on the belief that growth in a company's earnings will correlate with growth in the price of its stock. The Investment Manager seeks to identify companies that have the most attractive earnings prospects and favorable valuations. Although this analysis stresses the long-term potential for earnings growth, these Funds may buy securities in anticipation of relatively short-term price gains and may engage in other opportunistic trading activities.


         These Funds may also invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks. When the Investment Manager determines that market conditions warrant, the Funds may invest without limit in cash and cash equivalents for temporary defensive purposes, although this is not expected to occur routinely. These Funds may engage in hedging transactions using, among other things, options and futures contracts. See "Investment Practices and Risk Considerations--Options, Futures, and Other Derivatives."

         These Funds may invest as much as 20% of their assets in foreign securities if those securities meet the same criteria for the Funds' investments in general. At times the Funds may have no foreign investments. Generally, the Funds' foreign investments will be made through American depositary receipts ("ADRs") or stocks of foreign issuers that are traded directly on U.S. securities exchanges or in the Nasdaq Stock Market.


         To enable the Seneca Mid-Cap "EDGE"(sm) Fund to invest effectively in companies with small- to medium-sized market capitalizations, the Trust currently does not expect to offer shares of that Fund to the public at any time when the net assets of the Fund exceed $500 million. This limit is subject to change.



         As these Funds invest primarily in common stocks, their investments are subject to stock market price volatility. The Funds are intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in pursuit of long-term capital growth. Prices of securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies, in part because of the relatively fewer shares available and the potential for developments in a smaller company's business to have a relatively greater impact on its earnings and revenues than developments in the business of larger companies. In addition, the risk of insolvency (with attendant losses to shareholders) is greater for smaller companies than for larger companies. As a result, because of its investment focus on companies with medium-capitalizations, the Seneca Mid-Cap "EDGE"(sm) Fund's performance can be expected to be more volatile than that of the Seneca Growth Fund.



                                SENECA BOND FUND


         INVESTMENT OBJECTIVE: High total return--both current income and capital appreciation. This Fund seeks to outperform the Lehman Brothers Government/Corporate Index.

         INVESTMENT STRATEGIES AND POLICIES. This Fund invests in a diversified portfolio of corporate bonds and other debt securities. It normally maintains a dollar-weighted average maturity of between two and ten years, although maturities of individual securities may be significantly longer. The Fund also generally seeks to maintain a dollar-weighted average duration of between two and eight years. The Investment Manager actively manages this Fund's portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, the Investment Manager may shorten the portfolio's average maturity to reduce the effect of bond price declines on the Fund's net asset value. Conversely, when interest rates are falling and bond prices are rising, the Fund may lengthen its average maturity. The Investment Manager also considers bond performance in particular industry sectors and individual issue characteristics and may engage in opportunistic trading activities.



         The Fund's investments may include securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, publicly-traded and privately-placed corporate securities, and municipal obligations. The Fund may also invest in mortgage-backed securities issued by various federal agencies and government-sponsored enterprises and in other mortgage-related or asset- backed securities. Investments in mortgage-related and other asset-backed securities can be subject to the risk of early repayment of principal. For more information, see "Investment Practices and Risk Considerations--Mortgage-Backed and Asset-Backed Securities" and the SAI.



         "Duration" is an important criterion in selecting securities for this Fund. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (the "interest rate risk" or "volatility" of the security). But "term to maturity" measures only the time until a security provides its final payment, taking no account of the pattern of payments before maturity. Duration is a measure of the expected life of a debt security on a present-value basis, incorporating a bond's yield, coupon interest payments, final maturity, and call features into one measure. It takes the length of the time intervals between the present time and the time that interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future time. For any debt security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest on a security, the longer the security's duration. Conversely, the higher the stated or coupon rate of interest, the shorter the duration.



         There are situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years. However, their interest rate exposure corresponds to the frequency of the coupon reset. With mortgage pass-through securities, the stated final maturity is generally 30 years, but currently expected prepayment rates are more critical in determining the securities' interest rate exposure.



         The Fund invests at least 65% of its assets in investment-grade bonds (i.e., rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P")), although it may invest to a lesser extent in securities rated as low as B by Moody's or S&P. The Fund may also invest in unrated securities of similar qualities, as determined by the Investment Manager.


         In general, lower-rated bonds, which will be a lesser component of this Fund, offer higher returns than investment-grade bonds, but they also carry higher risks. These can include: a) a higher risk of insolvency, especially during economic downturns; b) a lower degree of liquidity;

and c) greater price volatility. The Fund will not purchase below-investment-grade securities when the purchase would increase the Fund's holdings of such securities to 35% or more of the Portfolio's value. If the Fund owns a security that was "investment-grade" when the Fund acquired it but the security is downgraded by a ratings service, the Fund may or may not choose to sell the security. This depends on the Investment Manager's assessment of the issuer's prospects. See "General Information--Summary of Bond Ratings" for a description of bond ratings and "Investment Practices and Risk Considerations--Below-Investment-Grade Securities" for a discussion of some of the risks involved in investments in low-rated bonds.

         The Fund may invest as much as 20% of its assets in securities of issuers organized in jurisdictions outside the United States if they meet the same criteria described above for the Fund's investments in general. At times the Fund may have no foreign investments. See "Investment Practices and Risk Considerations--Foreign Securities."


         This Fund ordinarily invests in common stock only as a result of conversion of bonds, exercise of warrants, or extraordinary business events.



                       SENECA REAL ESTATE SECURITIES FUND


         INVESTMENT OBJECTIVE: High total return, both current income and long-term capital appreciation, through investments in REITs and real estate-related securities.



         INVESTMENT STRATEGIES AND POLICIES. This Fund generally invests at least 65% of its assets in equity or debt securities of issuers that are principally engaged in businesses in the United States real estate industry or in related businesses. An issuer is considered "principally" engaged in such a business if at least 50% of the issuer's assets, gross income, or net income are attributable to ownership, construction, management, or sale of real estate located in the United States, or to products or services related to the real estate industry. Examples of issuers participating directly in the real estate industry include equity REITs (which own real estate directly), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), other companies whose assets consist substantially of real property and interests in real property, real estate brokers and developers and companies that manage real estate. Issuers are not considered to be participating in the real estate industry simply because they own significant amounts of real estate if such ownership is incidental to another business unrelated to real estate. Examples of issuers whose products or services are related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that originate or service mortgage loans.



         This Fund generally focuses on investments in common stocks but also may invest in debt securities of REITs and other real estate-related issuers, preferred stocks, convertible securities, warrants, and publicly-traded limited partnerships that invest in real estate. In addition, the Fund may invest up to 35% of its assets in equity and debt securities outside the real estate industry or related businesses. Investments in debt securities are primarily limited to investment-grade securities; the Fund may not invest 35% or more of its assets in securities rated lower than BBB by S&P or Baa by Moody's and unrated debt securities that the Adviser considers to be of comparable quality. In general, lower-rated debt securities offer higher returns than investment- grade bonds but also carry higher risks. See "General Information--Summary of Bond Ratings" for a description of bond ratings and "Investment Practices and Risk Considerations--Below- Investment Grade Securities" for a discussion of some of the risks involved in investments in low- rated debt securities.

         This Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by that Act in the proportion of its assets it may invest in the securities of any single issuer. The Fund does, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers and, as a result, may be subject to a greater risk as to portfolio securities. If the Fund takes concentrated positions in a small number of issuers, its return may fluctuate more than that of a diversified company as a result of changes in the price of any of those securities.



         This Fund does not make direct investments in real estate. However, because it may invest in debt securities of issuers primarily engaged in real estate ownership, it is possible that the Fund could become the direct owner of real estate as a result of a default on those securities. Rental income or income from the disposition of such assets could adversely affect the Fund's status as a regulated investment company for Federal income tax purposes. See "Income Tax Considerations."



                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS


         PORTFOLIO TURNOVER. The rate of portfolio turnover generally is not important in investment decisionmaking for any of the Funds. Decisions to buy and sell securities are based on the anticipated contribution of a security to achievement of a Fund's investment objectives. Sales can result from, for example, securities reaching a price objective, anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments. The Funds may sell one security and simultaneously buy another of comparable quality and may simultaneously buy and sell the same security to take advantage of short-term differences in bond yields. Funds may buy individual securities in anticipation of relatively short-term price gains. A Fund's liquidity needs may also necessitate sales. Because these factors generally are not tied to the length of time a security has been held, a significant number of short-term transactions may result.



         The total portfolio turnover rate of each Fund for the period ended September 30, 1996, is shown in the Financial Highlights table that appears earlier in this Prospectus. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one-year period.



         While portfolio transactions are necessary to achieve a Fund's investment objectives, a high level of turnover entails certain costs. The higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other direct transaction costs. High turnover can also result in acceleration of the realization of gains, which may be short-term in nature and thus taxable to shareholders at ordinary rates. In any particular period a Fund's turnover rate may be higher than that of other mutual funds with similar investment objectives.


         Certain tax considerations can restrict a Fund's ability to sell securities in some circumstances when those securities have been held for less than three months. See "Income Tax Considerations" and the SAI.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with whom the Funds may enter into repurchase agreements.

         The securities underlying repurchase agreements are not subject to the average weighted maturity or duration restrictions otherwise applicable to the Seneca Bond Fund's investments. The Funds will limit repurchase agreements to securities issued by the United States Government, its agencies, and its instrumentalities.


         REVERSE REPURCHASE AGREEMENTS; BORROWING. Funds may enter into reverse repurchase agreements and "dollar roll" transactions with selected banks, U.S. securities dealers and other financial institutions. In a reverse repurchase agreement, a Fund sells securities and simultaneously agrees to repurchase them at a price that reflects an agreed-upon rate of interest. A dollar roll transaction is similar to a reverse repurchase agreement, except that the counterparty is not required to deliver the same security to the Fund that it received (or had the right to receive) from the Fund, but may deliver a substantially identical security to the Fund upon the closing of the transaction. Funds will use the proceeds of reverse repurchase agreements and dollar rolls to make other investments that either mature or are subject to an agreement to resell at or before the date the reverse repurchase agreement or dollar roll expires. When a Fund enters into a reverse repurchase agreement or dollar roll transaction, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to its repurchase obligation under the agreement. Reverse repurchase agreements and dollar rolls are a form of leverage that increases the opportunity for gain and the risk of loss for a given change in market value. There may also be a risk of delay in the recovery of the underlying securities if the counterparty experiences financial difficulties.



         Each Fund may borrow money from banks and, to secure borrowings, may mortgage or pledge securities. A Fund may incur such borrowings, together with amounts borrowed through reverse repurchase agreements and dollar rolls, up to one-third of the Fund's net assets. These limitations on borrowings are a fundamental policy of the Funds. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.


         BELOW-INVESTMENT-GRADE SECURITIES. No Fund may invest 35% or more of its net assets in debt securities that are rated below "investment grade" by S&P or Moody's. A Fund will not invest in securities rated lower than B by S&P or Moody's or unrated securities whose quality the Investment Manager determines to be lower than those ratings. "Investment grade" refers to securities rated BBB or better by S&P or Baa or better by Moody's. Below-investment-grade securities (so-called "junk bonds") generally pay higher current income but may be considered speculative because they present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, a Fund would lose income and could expect a decline in the market value of the securities affected. Prices of such securities tend to react more to prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon rates than to small changes in prevailing interest rates. However, during an economic downturn or a period of rising interest rates, issuers of these securities, generally highly- leveraged companies, can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

         Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The Investment Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security. Unrated debt securities are included in Seneca Bond Fund's 35% limit on below-investment-grade debt unless the Investment Manager determines those securities to be the equivalent of investment-grade securities. See "General Information--Summary of Bond Ratings" and the SAI for a description of bond rating categories.


         REITS AND OTHER REAL ESTATE-RELATED INVESTMENTS. The value of investments in issuers that hold real estate, particularly equity REITs, may be affected by changes in the values of real properties owned by the issuers, and the value of investments in mortgage REITs may also be affected by the quality of the credit they have extended. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate generally or in particular geographical areas in which the businesses operate primarily. Interest rates can be a significant factor both in real estate values and in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause slowdowns in such related businesses as real estate sales and construction.


         Investing in REITs, particularly equity REITs, may also involve risks similar to those associated with small-capitalization companies, in that their securities may trade less frequently and in a lower volume than those of larger-capitalization companies and may be subject to abrupt and large price movements. At times, the market price of a REIT's securities may be less than the value of its investments in real estate. REITs often are not diversified and are therefore subject to the risk of financing a limited number of projects or properties. REITs depend on the skills of their management and are often heavily dependent on cash flow from properties. Mortgage REITs are subject to risks of default by borrowers. Some REITs are "self-liquidating" -- i.e., their existence is limited to a specific term -- and present the risk of liquidating at a time that is not economically opportune for their investors. REITs also run the risks of failing to qualify for special tax treatment under the Code and of maintaining exemptions under the 1940 Act.


         DELAYED DELIVERY TRANSACTIONS. Funds may sometimes purchase or sell securities on a when- issued or forward commitment basis. In such "delayed delivery" transactions, the price of securities is established at the time the commitment to purchase or sell is made. Delivery of and payment for these securities typically occur up to 90 days after the commitment is made. The market price of a security at the time of delivery may be higher or lower than the price contracted for, and there is some risk the transaction may not be consummated. When a Fund makes a commitment to buy securities on a forward commitment or when-issued basis, it will maintain a segregated account consisting of cash or high-quality liquid debt securities in an amount at least equal to the commitments.


         SHORT SALES. A Fund may sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against the box." These transactions allow a Fund to hedge against price fluctuations by locking in a sale price for securities the Fund does not wish to sell immediately, for example, to postpone recognition of a gain or loss for federal income tax purposes or satisfy certain tests applicable to regulated investment companies under the Code. Subject to restrictions (if any) imposed by state law, a Fund may also sell securities that it does not own or have the right to acquire. When a Fund does so, it will maintain with its custodian in a segregated account cash or high-quality liquid debt securities in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker in connection with the short sale (not including the proceeds of the short sale). It is currently expected that a Fund will not sell securities short if, as a result, the total amount of all "open" short positions would exceed one-third of the value of the Fund. This limitation may be changed at any time.


         ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities -- securities that may not be sold within seven days at approximately the price used in determining the Fund's net asset value. Securities may be illiquid when they are held subject to legal or contractual restrictions on resale, usually because they have not been registered for sale to the general public ("restricted securities"), or when there is a limited market for them. Repurchase agreements that mature in more than seven days are considered illiquid securities.


         Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Federal Securities Act of 1933 may not be considered illiquid if a sufficient dealer or institutional trading market exists for them. The Investment Manager is responsible for determining whether such a market exists as to Rule 144A securities, and whether such securities must be considered illiquid, under guidelines approved by the Trustees. Institutional trading markets for Rule 144A securities are relatively new. Liquidity of the Funds' investments could be impaired if trading markets for these securities do not develop further or decline.


         FOREIGN SECURITIES. Each Fund may invest in securities, including U.S. dollar- or foreign currency-denominated debt securities, of foreign issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the Nasdaq Stock Market and ADRs evidencing ownership of foreign securities. ADR's are dollar-denominated and are issued by domestic banks or securities firms and traded in the U.S.

         Securities of foreign issuers involve different, and sometimes greater, risks than securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and, as to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund.

         Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds, particularly the Seneca Bond Fund, may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions. See "Options, Futures, and Other Derivatives."

         LENDING SECURITIES. As a way to earn additional income, each of the Funds may lend its portfolio securities to creditworthy persons not affiliated with the Funds. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities lent. Under the terms of these loans, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities lent and interest on the investment of the collateral and must have the right to call the loan and obtain the securities lent at any time on five trading days' notice. This includes the right to call the loan to enable the Fund to exercise its voting rights. Such loans may not exceed one-third of the lending Fund's net assets at market value. This percentage limitation constitutes a "fundamental" policy that can be changed only by a vote of a majority of shareholders. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

         OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. The Funds may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and use options on futures contracts. The Funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. All of these may be referred to as "derivatives" transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt securities (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions) to avoid "leveraging" the Fund.

         Gains and losses on "derivatives" transactions depend on the Investment Manager's ability to predict correctly the direction of interests rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include: a) the risk that interest rates, securities prices, or currency exchange rates or other factors affecting the value of the Fund's investments do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time;
d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. In particular, the risk of loss from certain types of futures transactions is potentially unlimited. More information on derivatives is contained in the SAI.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund may invest in mortgage-backed and other asset-backed securities. The Seneca Bond Fund and the Seneca Real Estate Securities Fund are more likely to invest in such securities than the other Funds. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. They include pass-through instruments, representing an undivided interest in a pool of mortgages, in which the holder receives a share of all interest and principal payments from the mortgages in the pool. For many of these securities, the U.S. government, the issuing agency, or a private entity guarantees payment of interest and principal or provides other forms of credit enhancement. Some mortgage pass-through securities entitle the holders to all or a substantial portion of the interest payments on a pool of mortgage assets ("Interest Only" securities, or "IOs") while others entitle the holders to all or a substantial portion of the principal payments ("Principal Only" securities or "POs"). Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), a term that generally includes debt instruments collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities. CMO's are generally issued in classes, each representing an obligation with a stated maturity or final distribution date and a specific fixed or floating coupon rate. Payments of principal and interest on the underlying mortgage assets may be allocated among the classes in various ways, resulting in differing predictability of cash flows among the classes. Other asset- backed securities apply techniques similar to those used in mortgage-backed securities to base obligations on financial assets other than mortgages, including automobile receivables, credit card receivables, loans to finance boats, recreational vehicles, and mobile homes, computer, copier, railcar, and medical equipment leases, and trade, healthcare, and franchise receivables.

         Part of the cash flow of mortgage-backed or other asset-backed securities may be from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments are difficult to predict, creating "prepayment risk." For mortgage-related securities, prepayments are likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, a Fund may be required to invest these proceeds at a lower interest rate, causing the Fund to earn less than if the prepayments had not occurred. Prepayments are likely to decrease during periods of rising interest rates, causing the expected average life of mortgage-related securities to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise. In general, the obligations supporting other asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, the risks relating to default may be greater.

         The Investment Manager expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.


         STRUCTURED SECURITIES. The Funds may invest in debt securities, preferred stock, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to a specified securities or other index, the market prices of specified securities, commodities, or other assets, or specified foreign currency exchange rates. These securities are sometimes referred to as "structured notes," "structured securities," or "asset-based" securities. A Fund's investments in these securities are subject to the limits as to quality that are applicable to debt securities generally. If a structured security is backed by a bank letter of credit or other credit enhancement, a Fund may take the enhancement into account in assessing the quality of the security. The prices of structured securities have historically been subject to high volatility and their interest or dividend rates may at times be substantially below prevailing market rates.



         ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds and "strips." The Seneca Bond Fund is more likely to invest in such securities than the other Funds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum that represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons have been "stripped" away and traded separately after the securities are issued, and are therefore generally comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.


         VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Each Fund may invest in variable rate, floating rate, or variable amount securities. These are generally short-term unsecured obligations of private issuers. They are generally interest-bearing notes on which the interest rate fluctuates on a scheduled basis.


         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, a Fund may not purchase more than 3% of the securities of any one investment company. Investments in other investment companies involve investment management, distribution, and other fees and expenses paid by such investment companies. These are in addition to the fees and expenses the Funds incur directly in connection with their operations. The Funds may invest cash balances in money market mutual funds.


         Notwithstanding these limitations, the Funds reserve the right to convert to a "master/feeder" structure at a future date. Under such a structure, one or more "feeder" funds, such as the

Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.


         DIVERSIFICATION. Diversifying a Fund's investment portfolio can reduce the risks of investing. With the exception of the Seneca Real Estate Securities Fund, as to 75% of its assets no Fund will make an investment that would result in more than 5% of its total assets being invested in any one issuer or in the Fund owning more than 10% of the outstanding voting securities of any issuer, in each case excluding certain government securities, cash and certain other assets. In addition, with the exception of Seneca Real Estate Securities Fund, no Fund invests more than 25% of its assets in any one industry. These limitations are fundamental policies of the Funds (other than the Seneca Real Estate Securities Fund). The Seneca Real Estate Securities Fund generally invests at least 65% of its assets in securities of issuers that are principally engaged in businesses in the U.S. real estate industry or related businesses. See "The Seneca Funds in Detail--Seneca Real Estate Securities Fund."



                               PURCHASE OF SHARES


         Each Fund offers two classes of shares: "Administrative Shares" and "Institutional Shares." Administrative Shares are offered primarily to participant-directed employee benefit plans and to investors purchasing through accounts maintained with broker-dealers and other financial service companies. Institutional Shares are offered to "Institutional Investors" such as pension and profit sharing plans, other employee benefit trusts, investment advisers (for themselves and/or accounts they manage), foundations and corporations and others who purchase in the minimum amounts described below. In addition, Institutional Shares may be offered to trustees and/or employees of the Funds, the Investment Manager or the Distributor, clients of the Investment Manager or persons associated with or related to, or members of the immediate family of, any such persons ("Related Persons").


         No sales charges are assessed upon the sale of either class of shares, although shares may be purchased through certain financial intermediaries, such as broker-dealers, that charge their customers transaction or other fees relating to customers' investments in the Funds. Sales are all at the respective net asset value of the shares for the particular class.


         Genesis Merchant Group Securities, LLC ("GMG Securities") and Seneca Distributors, LLC ("Seneca Distributors") have entered into a Distribution Agreement with the Trust pursuant to which they serve as principal underwriters to the Trust. It is expected that GMG Securities will terminate its agreement with the Trust shortly after Seneca Distributors completes the process of becoming registered as a broker-dealer under the laws of certain states, and Seneca Distributors will become the sole principal underwriter. GMG Securities and Seneca Distributors are both located at 909 Montgomery Street, San Francisco, CA 94133.



         MINIMUM INVESTMENT IN THE FUNDS. Except for purchases of Administrative Shares through certain pension or retirement plans or accounts, the minimum initial investment for Administrative Shares is currently $1,000. The minimum initial investment for Administrative Shares through pension or retirement plans or accounts, including 401(k) plans, 403(b) plans, 457 plans, governmental plans, tax-sheltered annuity plans and individual retirement accounts ("Retirement Accounts"), is currently $500. The minimum investment for Institutional Investors purchasing Institutional Shares is $250,000; there is no minimum investment requirement for Related Persons purchasing such shares. Certain other exceptions to these minimum requirements may apply.



         OPENING AN ACCOUNT. To open an account, an investor should (i) complete the attached Client Registration Application and send it, together with payment for the amount to be invested, to Seneca Funds, c/o Investors Fiduciary Trust Company at P.O. Box 419565, Kansas City, Missouri 64141-6565 or (ii) contact his or her employee benefit plan administrator or broker or other financial services provider. Payments may be made by check or money order or by electronic transfer or wiring of funds to Seneca Funds, c/o Investors Fiduciary Trust Company (the "Transfer Agent"). See "How to Purchase Shares." Investors may call the Transfer Agent at 1-800-990-9331 with questions concerning opening an account. See "How to Purchase Shares."


         HOW TO PURCHASE SHARES. Investors who are not buying shares through an account with a broker-dealer or other financial service company may purchase shares in the following ways:

         BY MAIL. Fill out a Client Registration Application (for a new account) or fill out the investment coupon from a previous confirmation statement (for an existing account), and mail it, together with a check or money order payable to Seneca Funds, to Seneca Funds, c/o Investors Fiduciary Trust Company at P.O. Box 419565, Kansas City, Missouri 64141-6565. Checks should be bank or certified checks. The Trust, at its option, may accept a check that is not a bank or certified check, however, third party checks will not be accepted. There are restrictions on the redemption of shares purchased by check for which the funds are being collected. See "Redemption of Shares."


         BY ELECTRONIC OR WIRE TRANSFER. Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of Federal funds to Seneca Funds, c/o Investors Fiduciary Trust Company. Before transferring or wiring funds, an investor must first telephone the Trust at 1-800-990-9331 for instructions. On the telephone, the following information will be requested: name of authorized person; shareholder account number (if you have one); name of Fund and share class; amount being transferred or wired; and transferring or wiring bank name.


         BY TELEPHONE. If an investor elects the telephone purchasing service on the Client Registration Application (or subsequently in writing), the investor may authorize electronic withdrawals from his or her bank account over the telephone. The Transfer Agent may employ additional reasonable procedures to confirm that such instructions are genuine, possibly including recording telephone calls requesting purchases and/or verifying authorization and requiring some form of personal identification. A Fund and the Transfer Agent may be liable for losses due to unauthorized or fraudulent instructions only if reasonable procedures are not followed. Otherwise, neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone purchasing service, they may be giving up a measure of security that they might have if they were to purchase their shares by means of written instructions. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a purchase by telephone when desired.


         AUTOMATIC INVESTMENT PLAN. Additional investments may be made automatically by electing this service on the Client Registration Application and providing bank account and certain other information. This authorizes the Fund and the Transfer Agent to make regular, automatic withdrawals from the shareholder's bank account. Periodic investments must be at least $100 for each Fund in which the shareholder is automatically investing. A shareholder may change the date or amount of the monthly investment, or terminate the Automatic Investment Plan, at any time by notifying the Transfer Agent in writing or by telephone. The Transfer Agent must receive the request at least 10 business days before the change is to become effective. A shareholder may also be able to have investments automatically deducted from his or her: (1) paycheck at work; (2) savings account; or (3) choice of other sources. Call the Transfer Agent at 1-800-990-9331 for more information.



         All purchase orders are effected at the net asset value for the relevant class next determined after receipt of the purchase order. A purchase order received prior to the close of business (4:00 p.m., Eastern Time) on a day the Trust is open for business is effected at that business day's net asset value. An order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.



         ADDITIONAL INVESTMENTS. Additional investments may be made at any time at the net asset value for the relevant class by following the procedures described above. See "How to Purchase Shares." The minimum additional investment for Administrative Shares generally is $500; for participants in Retirement Accounts, the minimum additional investment is $250. Additional investments for as little as $100 per month for each Fund may also be made through the Automatic Investment Plan. See "Automatic Investment Plan."



         OTHER PURCHASE INFORMATION. Purchases of a Fund's shares are made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.


         The Trust reserves the right, in its sole discretion, to suspend the offering of shares of either class of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application proves to be incorrect in any material manner (e.g., in a manner such as to render the shareholder ineligible to purchase shares).


         Shares of the Trust may not be available for purchase in all states. Prospective investors should inquire as to whether shares of a particular Fund are available in their state of residence.


         Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. The transactions will be effected only if the Investment Manager intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.


         RETIREMENT ACCOUNTS. Investors may establish an Individual Retirement Account (IRA), Simplified Employee Plan (SEP), or certain other types of retirement plan with the Distributor. Contributions to an IRA, SEP or other type of retirement plan may be deductible from an investor's taxable income, depending on his or her personal tax situation. An investor receiving a distribution from his or her pension plan or wishing to transfer his or her IRA or other tax-deferred retirement account from another financial institution, will continue to get tax-deferred growth by transferring these accounts to the Distributor. Please call 1-800-990-9331 for additional information.



                              REDEMPTION OF SHARES


         Each Fund redeems its shares at the net asset value for the relevant class next determined following receipt of a redemption request. Redemptions may be made by mail or, if elected on the Trust's Client Registration Application (or subsequently in writing), by telephone. Although no charge is generally made for redemptions, when shares have been held for fewer than 90 days, a fee of 1% of the amount redeemed will be assessed on a first-in-first-out basis. This amount is retained by the appropriate Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends. The early withdrawal fee is intended to protect long-term shareholders from the expenses involved in frequent purchases and redemptions by short-term investors. Shares may be worth more or less upon redemption than their purchase price, generally, depending on the market value of the investment securities held by the particular Fund at the time of redemption.



         REDEMPTIONS BY MAIL. Shares may be redeemed by submitting a written request to Seneca Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419565, Kansas City, Missouri 64141- 6565, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by all registered shareholders designated on the Client Registration Application. Requests for redemptions in excess of $100,000 must be accompanied by a signature guarantee from an eligible institution, as determined by Trust policy.



         REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATIONS. A shareholder may authorize the Trust to effect redemptions or exchanges between Funds (see "Other Redemption Information" and "Exchange Privilege") on telephonic or other electronic instructions. This may be done either through the Client Registration Application or with a subsequent written authorization, a form of which may be obtained from the Transfer Agent. Once the shareholder has given such authorization, he or she may redeem shares by calling the Trust at 1-800-990-9331, by sending a facsimile to Seneca Funds, c/o Investors Fiduciary Trust Company, at (816) 435-6707 or by other means of wire communication. Investors must state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Requests for redemptions in excess of $100,000 must be made by mail. See "Redemptions by Mail."


         In electing telephone or other electronic redemption privileges, an investor authorizes the Transfer Agent to act on instructions from any person representing himself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Transfer Agent provides written confirmation of transactions initiated electronically as a procedure designed to confirm that such instructions are genuine. The Transfer Agent may employ additional reasonable procedures to confirm that such instructions are genuine, possibly including recording telephone calls requesting redemptions and/or verifying authorization and requiring some form of personal identification. A Fund and the Transfer Agent may be liable for losses due to unauthorized or fraudulent instructions only if reasonable procedures are not followed. Otherwise, neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. All redemptions, whether initiated by letter, by telephone, or by other electronic means, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed under the heading "Other Redemption Information."


         OTHER REDEMPTION INFORMATION. Payment of the redemption price is ordinarily wired to the investor's bank three business days after the tender request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Because the cost of such wire transfers are borne by the shareholder, Administrative class shareholders may elect to receive redemption proceeds by check. The Trust may suspend the right of redemption as to any Fund or postpone the payment date at time when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws. If the shares being redeemed were purchased by check, payment may be delayed pending verification that the check used to purchase such shares has been honored. Any such delay may be avoided if shares are purchased by means of certified or bank check or electronic transfer or wire transfer of Federal funds.


         For shareholder protection, a request to change information contained in a shareholder's account registration (for example, a request to change the bank designated to receive wire redemption proceeds or to send redemption proceeds made payable to someone other than the registered shareholder(s) or to an address or bank account other than that previously designated in the Client Registration Application) must be received in writing, signed by all registered shareholders designated on the Client Registration Application, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trust and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organizations.


         Due to the relatively high cost of maintaining small accounts, the Trust reserves the right unilaterally to redeem shares in any account (other than in Retirement Accounts) for their then-current value (which will be promptly paid to the investor) if at any time, due to other redemptions by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of such an involuntary redemption and will be given at least 30 days to bring the value of his or her account up to at least $1,000.


         The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Although it is highly unlikely that shares would ever be redeemed in kind, if they are, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


         EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. Exchanges may be made only as to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Income Tax Considerations" and "Dividends, Distributions and Tax Status" in the SAI. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-990-9331.



                             PORTFOLIO TRANSACTIONS


         Pursuant to the Investment Management Agreement, the Investment Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting such purchases and sales, the Investment Manager seeks the best price and execution of the Funds' orders. Commission rates are a component of the Investment Manager's analysis of price. Factors the Investment Manager considers in evaluating execution quality include the ability of a broker or dealer to effect the transaction, the broker's or dealer's clearance and settlement facilities and capabilities, its reliability and financial stability, a dealer's willingness to commit capital, the size of the transaction, and the market for the security involved.



         Many securities, both debt and equity, are traded primarily in the over-the-counter market. For transactions traded in that market, dealers generally act as principal rather than as agent and receive a markup or markdown on the transaction price rather than a commission. The Funds intend to deal with primary market makers for securities traded in the over-the-counter markets except where more favorable execution and price can be obtained elsewhere. Funds may also purchase securities directly from issuers or from underwriters or dealers as part of an offering of securities. Purchases from dealers and underwriters in such offerings include a discount or concession granted by the issuer to the underwriter.



         In selecting brokers and dealers, the Investment Manager considers not only the factors described above relating to price and execution quality, but also the value of research services and products provided to the Investment Manager. As a result, a Fund may pay higher commission rates to such brokers than the lowest available when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Investment Manager also may consider sales of shares of the Trust as a factor in selection of broker-dealers to execute portfolio transactions of the Trust. In addition, the Trust may direct the Investment Manager, subject to obtaining best execution, to execute a portion of one or more Fund's portfolio transactions through certain broker-dealers in exchange for the broker-dealers' agreement to satisfy or pay obligations that the Fund has incurred for, among other things, custodial, accounting, or transfer agency services. These practices could result in a Fund paying higher aggregate transaction costs than would otherwise be the case.



         Subject to the foregoing considerations of price and execution, the Funds may use GMG Securities in connection with portfolio transactions in exchange-traded securities. GMG Securities is a member of the American Stock Exchange and the National Association of Securities Dealers, Inc. The ownership of GMG Securities overlaps with the ownership of the Investment Manager although GMG Securities may not be an "affiliated person" of the Investment Manager within the meaning of the 1940 Act.



         GMG Securities may receive brokerage commissions from the Funds, limited to "usual and customary broker's commissions," as contemplated by the 1940 Act, and subject to GMG Securities being able to provide execution at least as favorable as that provided by other qualified brokers. The Trustees have developed procedures to ensure that the commissions paid to GMG Securities are limited to "usual and customary broker's commissions" as contemplated in the 1940 Act. On a quarterly basis, the Trustees will review the securities transactions of each Fund effected by GMG Securities (if any) for compliance with those procedures.



         Some securities considered for investment by the Funds may also be appropriate for other clients served by the Investment Manager or its affiliates, including accounts in which the Investment Manager or persons associated with the Investment Manager are investors, such as investment partnerships of which the Investment Manager or such associated persons is the general partner. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Investment Manager or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager.



                                 NET ASSET VALUE


         The net asset value per share of each class of each Fund is determined as of the regular close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less that class' proportionate share of the Fund's liabilities that are not attributable to a particular class and any liabilities attributable to that class, by the number of total outstanding shares of that class. Net asset value is not determined on days on which the New York Stock Exchange is closed.



         Portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, at the mean between the most recent high bid and low asked quotations obtained on the relevant exchange or other market or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days of less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Securities for which fair market value cannot be determined pursuant to the foregoing are valued at fair value as determined by, or at the direction of, the Trustees.

                           DIVIDENDS AND CAPITAL GAINS


         The Funds distribute substantially all of their net investment income in the form of dividends to shareholders. The following table shows how often each Fund pays dividends.




                                                                 DIVIDEND
        FUND                                                       PAID

Seneca Growth Fund .......................................       Annually

Seneca Mid-Cap "EDGE"(sm) Fund ...........................       Annually

Seneca Bond Fund .........................................       Monthly

Seneca Real Estate Securities Fund .......................       Quarterly




         Each of the Funds distributes net capital gains, if any, annually.


         Shareholders may select from among the following distribution options:


REINVESTED...............   Have all dividends and capital gains distributions
                            reinvested in additional shares of the same or any other Fund. If a shareholder does not choose one of the other options, this option will be selected automatically.

CASH AND REINVESTED......   Have either dividends or capital gains paid in cash
                            and the other reinvested in additional shares in the same or any other Fund; or

ALL CASH.................   Have dividends and capital gains distributions paid
                            in cash.



         Each Fund makes distributions on a per share basis to the shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held. That means if an investor buys shares just before or on a record date, he or she will pay the full price for the shares and then may receive a portion of the price back as a taxable distribution.



                            INCOME TAX CONSIDERATIONS

         FEDERAL TAXES. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders are subject to tax on these distributions.


         Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income are taxable to shareholders as ordinary income. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. Each Fund will notify shareholders after each calendar year of the amount and character of distributions they received from that Fund for federal tax purposes.


         For IRAs and pension plans, dividends and capital gains will be reinvested and not taxed until the beneficiary receives a qualified distribution from the IRA or pension plan.

         Shareholders should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. They will be taxed when they receive the distribution even though the distribution represents a return of a portion of the purchase price.

         Redemptions and exchanges of shares are taxable events that may represent a gain or a loss for the shareholder.

         Individuals and certain other types of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

         New investors must certify that their social security or taxpayer identification numbers are correct. They must also certify that they are not subject to backup withholding for failure to report income to the Internal Revenue Service.

         OTHER TAXES. In addition to federal taxes, investors may be subject to state and local taxes on payments received from a Fund. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes.

                      INVESTMENT MANAGER AND ADMINISTRATOR


         As Investment Manager, GMG/Seneca is responsible for making investment decisions for the Funds and for selecting brokers and dealers to execute transactions for each Fund. GMG/Seneca (including its predecessor, GMG/Seneca Capital Management, L.P.) has been an investment adviser since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. GMG/Seneca is owned by certain of its employees, including Ms. Seneca, the former limited partners of GMG/Seneca Capital Management, L.P. and certain of the partners of Genesis Merchant Group, L.P. Under GMG/Seneca's "operating agreement," Ms. Seneca is the "manager" of GMG/Seneca Capital Management, LLC.



         Investment and trading decisions for each Fund are made by a team of managers and analysts headed by two team leaders. The team leaders for each Fund are primarily responsible for the day-to-day decisions related to that Fund. The team leader of any one Fund may be on another Fund team.

         GAIL P. SENECA is a team leader for each of the Funds. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.



         RICHARD D. LITTLE is the other team leader for the Seneca Growth Fund and the Seneca Mid-Cap "EDGE"(sm) Fund. Mr. Little has been with GMG/Seneca since December 1989. He is a general partner and director of Equities. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.


         CHARLES B. DICKE is the other team leader for the Seneca Bond Fund. He has been a Fixed- Income Portfolio Manager with GMG/Seneca since October 1991. Before joining GMG/Seneca, he was a Vice President with Lehman Brothers, serving as a Product Manager for Government agency securities and a strategist on fixed-income portfolios.


         DAVID SHAPIRO is the other team leader for the Seneca Real Estate Securities Fund. He has been a Portfolio Manager with GMG/Seneca since February 1996. Before joining GMG/Seneca, he was a Portfolio Manager with Genesis Realty since May 1995. Prior to that, he was a managing director of The ADCO Group from 1992 to 1995.



         MANAGEMENT FEE. For its services to the Funds, the Investment Manager receives a Management Fee based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. The annual fee percentages are 0.70% for the Seneca Growth Fund, 0.80% for the Seneca Mid-Cap "EDGE"(sm) Fund, 0.50% for the Seneca Bond Fund, and 0.85% for the Seneca Real Estate Securities Fund. The Investment Manager's approach to locating attractive investments in medium-capitalization companies, evaluating and monitoring them, and effecting transactions in such securities requires more effort and resources than traditional management of large-capitalization equity portfolios and bond portfolios, as does the specialized nature of investing in real estate and real estate-related securities. Accordingly, the management fees for the Seneca Mid-Cap "EDGE"(sm) Fund and the Seneca Real Estate Securities Fund are higher than the management fees paid by most other mutual funds that do not pursue these types of investment programs. The Investment Manager will reduce the Management Fee each Fund must pay if the fee exceeds any state-imposed expense limitations, excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses.


         ADMINISTRATIVE SERVICES. Pursuant to an Administrative Services Agreement, GMG/Seneca is responsible for the day-to-day administrative functions of the Trust. GMG/Seneca has entered into an agreement with State Street pursuant to which State Street performs most of those functions. Among other things, State Street provides the Trust and each Fund with clerical, data processing, and other, similar services and support; handles the registration of the Funds' shares under the securities laws of those states and other jurisdictions where the shares are offered; assists in the preparation of SEC registration materials, periodic reports, and proxy materials; and provides bookkeeping and accounting services, including maintaining the accounts, books and records that are required under applicable laws. For these services, the Administrative class of each Fund pays GMG/Seneca a fee based on the average net assets of the Fund. The Investment Manager may waive some or all of these fees from time to time at its discretion, and may reimburse a Fund for a portion of a Fund's expenses. The Institutional class of each Fund pays a lower fee in recognition of the fact that fewer services are required.

The Investment Manager may waive some or all of its Management Fee and/or Administrative Fee as to any Fund from time to time at its discretion, and may reimburse a Fund for a portion of the Fund's expenses. These practices will increase a Fund's return and are intended to make the Fund more competitive. The Investment Manager has undertaken to effect such waivers and reimbursements to the extent necessary to prevent each Fund's overall expenses from exceeding certain levels at least through the earlier of March 31, 1997 or such time as the Trust's aggregate assets equal or exceed $60 million. Thereafter, any such waivers or reimbursements the Investment Manager may provide may be terminated at any time.



                               GENERAL INFORMATION

         SENECA FUNDS. Seneca Funds was organized as a Delaware business trust on December 18, 1995. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. The fiscal year-end of each of the Funds is September 30.

         The Trust is authorized to issue and sell multiple classes of shares for each series of shares of the Funds. Each of the Trust's existing series currently has two classes of shares, Administrative Shares and Institutional Shares. The Trust may issue additional series and additional classes of existing series of shares in the future with such rights, preferences, and privileges as the Trustees may determine (subject to compliance with applicable law), without the consent of shareholders.


         Except for the differences noted below and elsewhere in this Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and upon issuance is fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of a Fund, except that each class bears certain expenses related solely to that class. In particular, Administrative Shares have higher fees and expenses relating to the way in which they are distributed and the services provided to their class. Each class has exclusive voting rights under the 12b-1 Distribution and Administrative Services Plan. In the event that a meeting of shareholders is called, separate votes will be taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and/or dividends. The classes may also have different exchange privileges.


         As a Delaware business trust, the Trust is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless called by the Trustees, requested by shareholders holding 10% or more of the outstanding shares under circumstances in which the 1940 Act or Delaware law require that a meeting be held upon such request, or required by the 1940 Act or Delaware law. Shareholders are entitled to cast one vote for each dollar of net asset value of their shares on the record date. At a shareholders meeting, if one is called, issues that affect all the Funds and classes in substantially the same way will be voted on by all shareholders of all Funds. Issues that do not affect a Fund or a class will not be voted on by shareholders of that Fund or class. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.


         CUSTODIAN AND TRANSFER AGENT. Investors Fiduciary Trust Company ("IFTC" or the "Transfer Agent"), P.O. Box 419565, Kansas City, Missouri 64141-6565, serves as both Custodian and Transfer Agent for the Funds. Under a Custodian Agreement, IFTC holds all securities and cash assets of the Funds as custodian and provides certain accounting and recordkeeping services. In its capacity as the custodian, IFTC is authorized to deposit securities in securities depositories or to use services of sub-custodians.

         Under a Transfer Agency Agreement, IFTC is responsible for, among other things: a) opening and maintaining shareholder accounts; b) reporting account information to shareholders; c) paying dividends and capital gains, and d) handling requests for exchanges, transfers and redemptions.


         DISTRIBUTOR. GMG Securities and Seneca Distributors are currently the principal underwriters and distributors of both classes of shares of each of the Funds. It is expected that shortly after Seneca Distributors completes its registration as a broker-dealer in certain states, GMG Securities will terminate its agreement with the Trust and Seneca Distributors will become the sole Distributor. The ownership of GMG Securities overlaps significantly with that of GMG/Seneca although GMG Securities may not be an "affiliated person" of GMG/Seneca within the meaning of the 1940 Act. Seneca Distributors is 99% owned by GMG/Seneca.



         DISTRIBUTION AND RELATED SERVICES. Pursuant to a Distribution Plan, the Trust has entered into a Distribution Agreement with the Distributors under which the Trust pays the Distributors a fee at an annual rate 0.25% of the average daily net assets attributable to the Administrative Shares of each Fund. No Distribution Fee is paid as to the Institutional Shares of any Fund. Amounts paid under the Distribution Plan may be used by the Distributors to cover expenses that are primarily intended to result in, or are primarily attributable to (i) the sale of Administrative Shares, (ii) ongoing servicing and/or maintenance of accounts of holders of Administrative Shares, and (iii) subaccounting, recordkeeping, and administrative services related to the sale of Administrative Shares, all as set forth in the Distribution Plan. Payments under the Distribution Plan are not tied directly to the expenses actually incurred by the Distributors in connection with the foregoing activities and may exceed those expenses. The Trustees will evaluate the appropriateness of the Distribution Plan annually. For a more complete disclosure of the Plan and its terms, see the SAI.



         Shares may also be offered through certain brokers and financial intermediaries ("service agents"). Service agents may impose additional or different conditions on the purchase or redemption of a Fund's shares by their customers and may charge their customers transaction fees or other account fees on the purchase and/or redemption of a Fund's shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions and should be aware that, if they satisfy the minimum purchase requirements, they could avoid those fees by investing directly through the Distributors.



         OTHER EXPENSES. The Trust bears all costs of its operations. Trust expenses directly attributable to a Fund or a class of shares are charged to that Fund or class; other expenses are allocated among all the Funds. Administrative Shares may be purchased in employee benefit plan accounts and in accounts maintained with financial institutions and financial services companies such as broker-dealers. Employee benefit plan administrators and financial institutions and financial services companies through which Administrative Shares are purchased may be paid fees by the Funds for transfer agency, accounting, recordkeeping, and administrative and other services provided with respect to such shares. Those services may include maintaining account records, aggregating and processing orders to purchase, redeem, and exchange Administrative Shares, processing dividend payments, forwarding shareholder communications, and providing subaccounting services for shares held beneficially.


         PERFORMANCE INFORMATION. The Trust may publish performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds as published by public ranking services, such as Lipper

Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

         The performance of a Fund may also be measured in terms of yield. Each Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.

         A Fund may also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund may quote its total returns on a before-tax or after-tax basis.

         The performance information that may be published for the Funds is historical. It is not intended to represent or guarantee future results. The value of Fund shares may be more or less than their original cost when they are redeemed. For more information, see the SAI.

         MATERIAL LEGAL PROCEEDINGS. There are no material legal proceedings to which the Trust is subject, or to which the Investment Manager or the Distributor are subject, that are likely to have a material adverse effect on their ability to perform their obligations to the Trust or on the Trust itself.

         SUMMARY OF BOND RATINGS. Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality and are sometimes referred to as "junk bonds."

                                                                     STANDARD &
     INVESTMENT GRADE                                      MOODY'S     POOR'S
     ----------------                                      -------   ----------
Highest quality ......................................       Aaa        AAA
High quality .........................................       Aa         AA
Upper medium .........................................       A          A
Medium, speculative features .........................       Baa        BBB

     LOWER QUALITY

Moderately speculative ...............................       Ba         BB
Speculative ..........................................       B          B
Very Speculative .....................................       Caa        CCC
Very high risk .......................................       Ca         CC
Highest risk, may not be paying interest .............       C          C
In arrears or default ................................       C          D


         For more detailed information on bond ratings, including gradations within each category of quality, see the SAI.

                                     PART B
                                  SENECA FUNDS

                               SENECA GROWTH FUND
                          SENECA MID-CAP "EDGE"(SM) FUND
                                SENECA BOND FUND
                       SENECA REAL ESTATE SECURITIES FUND

                  (each a "Fund" and collectively, the "Funds")

                              ADMINISTRATIVE SHARES
                                       and
                              INSTITUTIONAL SHARES


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 31, 1996

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Funds, dated October 31, 1996, as amended and/or supplemented from time to time (the "Prospectus"), copies of which may be obtained without charge by writing to Seneca Funds (the "Trust"), care of its transfer agent, Investors Fiduciary Trust Company, P.O. Box 419565, Kansas City, Missouri 64141-6565, or by calling 1-800-990-9331.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL                                                                        1

INVESTMENT OBJECTIVES AND POLICIES                                             1

INVESTMENT RESTRICTIONS                                                       19

CALCULATION OF THE FUNDS' PERFORMANCE                                         23

ADVISORY AND ADMINISTRATIVE SERVICES                                          25

TRUSTEES AND OFFICERS                                                         31

NET ASSET VALUE                                                               34

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                       35

PORTFOLIO BROKERAGE                                                           38

PORTFOLIO TURNOVER                                                            41

ORGANIZATION                                                                  41

CUSTODIAN                                                                     43

TRANSFER AGENT                                                                43

INDEPENDENT AUDITORS                                                          43

FINANCIAL STATEMENTS                                                          45

APPENDIX

GLOSSARY

                                     GENERAL


The Trust consists of four separate Funds: The Seneca Growth Fund; the Seneca Mid-Cap "EDGE"(sm) Fund; the Seneca Bond Fund; and the Seneca Real Estate Securities Fund. Each Fund offers two classes of shares: Institutional Shares and Administrative Shares. Institutional Shares are offered directly by the Funds' "Distributor" (see "Advisory and Administrative Services-- Distribution and Service Plan") to institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Administrative Shares are offered primarily to investors through accounts with broker-dealers, employee benefit plan administrators and other financial intermediaries. The Administrative Class pays fees to those entities for subaccounting, recordkeeping, and similar services they provide Administrative shareholders.



All capitalized terms not defined herein have the meanings set forth in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


The investment objective and general investment policies of each Fund are described in the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. See in particular, "The Seneca Funds in Detail" and "Investment Practices and Risk Considerations" in the Prospectus. Additional information concerning the characteristics of certain securities in which the Funds may invest and certain practices in which they may engage is set forth below. The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Investment Manager will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, Investors Fiduciary Trust Company (the "Custodian"), or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Practices and Risk Considerations -- Repurchase Agreements" in the Prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

CORPORATE DEBT SECURITIES


A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Investment Manager's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies or to the value of commodities, such as gold.


Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Seneca Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Seneca Growth Fund and Seneca Mid-Cap "EDGE"(sm) Fund might be more willing to convert such securities to common stock.

Below-Investment Grade Securities. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower- quality debt securities may be more complex than for issuers of higher-quality debt securities.

High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage Pass-Through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government- sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Manager determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

Other Asset-Backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

The Investment Manager expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

FOREIGN SECURITIES


Each of the Funds may invest in U.S. Dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. Dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Seneca Growth Fund and Seneca Mid-Cap "EDGE"sm Fund may each invest up to 20% of its total assets directly in common stocks issued by foreign companies or in securities represented by ADRs. Each Fund will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. Dollar.


ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRS may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each of Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.


A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. Dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.



OPTIONS AND FUTURES



The Funds may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. If other types of options or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust.

OPTIONS


The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.


Writing Call Options. Each Fund may write (sell) covered call options on securities ("calls") when the Investment Manager considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.


A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options by maintaining cash, U.S. Government securities or high-grade debt securities rated with one of the top three ratings categories by Moody's or S&P ("High-Grade Debt Securities") in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.


Purchasing Call Options. Each Fund may purchase a call option when the Investment Manager believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.


Writing Put Options. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by maintaining in a segregated account cash, U.S. Government securities or High-Grade Debt Securities. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.


Purchasing Put Options. A Fund may purchase a put option when the Investment Manager believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.


Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by maintaining cash, U.S. Government securities or High-Grade Debt Securities with a value equal to the exercise price in a segregated account with the Custodian or by using the other methods described above.


The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         FUTURES TRANSACTIONS

Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.

Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the Investment Manager anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Investment Manager expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher- yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.

Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.


         LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND FUTURES OPTIONS



Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").



A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate cash, U.S. Government securities or High-Grade Debt Securities in an account maintained by the Custodian to cover such contracts and options that is marked to market daily.


  SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS

Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Investment Manager and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The Investment Manager does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

SWAP AGREEMENTS

The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two- party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or High Grade Debt Securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Investment Manager's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES


Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(sm) ("CEWs(sm)") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.



Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS(sm)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.



Performance indexed paper. Performance indexed paper (or "PIPs(sm)") is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


WARRANTS TO PURCHASE SECURITIES

The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

PARTICIPATION INTERESTS

The Seneca Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Investment Manager has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to 15% of its total assets in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the Investment Manager the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security restricted security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

SHORT SALES

The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or High-Grade Debt Securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LOANS OF PORTFOLIO SECURITIES


Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the Investment Manager to be qualified, and when, in the judgment of the Investment Manager, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.


A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

                            INVESTMENT RESTRICTIONS


Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the Prospectus and this Statement of Additional Information, a "majority of the outstanding voting securities" requires the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.


A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6, and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and reverse repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 3 below, are NOT deemed to be senior securities.

2. Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment of initial or variation margin in connection with options or futures contracts is not considered the purchase of securities on margin.

3. Borrow money, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to one-third of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to one-third of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as the clearance of transactions and share redemptions. For purposes of this investment restriction, short sales, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase or sale of options, futures contracts, and options on futures contracts, securities or indices and collateral arrangements with respect thereto shall not constitute borrowing.

4. Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.


6. Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts (including, foreign currency warrants, principal exchange rated linked securities, and performance indexed paper), forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, subject to restrictions as may be set forth elsewhere in the Prospectus or this Statement of Additional Information.


7. Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to one-third of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. For each Fund other than the Seneca Real Estate Securities Fund, purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

9. For each Fund other than the Seneca Real Estate Securities Fund, as to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

         provided, however, that a Fund may, subject to restrictions imposed by the 1940 Act and applicable state laws, invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund. Because it is a "non-diversified" fund within the meaning of the 1940 Act, Seneca Real Estate Securities Fund will not be limited in the proportion of its assets it may invest in the securities of any single issuer.

For purposes of the above fundamental investment restrictions, the Investment Manager generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Bond Guide. In the absence of such classification or if the Investment Manager determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate considered to be engaged in a different industry, the Investment Manager may classify an issuer according to its own sources.


The Trust has undertaken with a state securities commission that it will interpret the provisions of investment restriction number 5. to prohibit investment by the Funds in real estate limited partnerships that are not publicly traded. To the extent that undertaking is no longer required by the state securities commission, the Trust may interpret that restriction differently.


The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

A Fund may not:

a. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed one-third of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

b. Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager or any subadviser to save commissions or to average prices among them is NOT deemed to result in a joint securities trading account.

c. Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the Investment Manager, any subadviser or any investment management subsidiary of the Investment Manager individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

d. Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except where such purchase would not result in (i) more than 10% of the Fund's assets being invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or
         (iii) more than 5% of the Fund's assets being invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

e. Invest in securities that are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

f. Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange or more than 5% of the total assets of the Fund, valued at the lower of cost or current market value, would be invested in warrants generally, whether or not so listed. Warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.


g. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.


h. Invest for the purpose of exercising control over or management of any company; provided that the Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment; and provided further, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

i. Write (sell) options that are not "covered" as described elsewhere in this Statement of Additional Information or write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

j. Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

k. Purchase puts, calls, straddles, spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

l. Make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

Except as to the 300% asset coverage required by fundamental restriction number 3, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction. Notwithstanding the foregoing, if a Fund's investment in illiquid securities exceeds 15% of its net assets, whether through a change in values, net assets, or otherwise, the Fund will take appropriate steps to protect liquidity, including the orderly liquidation of illiquid securities in a manner consistent with the realization of the maximum value of those assets.

Pursuant to a restriction imposed by a state securities commission, the Investment Manager waives its fee on all assets of any Fund invested in shares of other open-end investment management companies pursuant to investment restriction d., above.

In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                      CALCULATION OF THE FUNDS' PERFORMANCE


TOTAL RETURN

The average annual total return on Shares of each class of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Shares of that class of the Fund made at the net asset value of such shares at the beginning of the period, and then calculating the annual compounded rate of return that would produce that amount. Total return for a period of one year is equal to the actual return of shares of that class of the Fund during that period. The following formula describes the calculation:

                                  ERV = P(1+T)n

Where:

     P        =    a hypothetical initial investment of $1,000
     T        =    average annual total return
     n        =    number of years
     ERV      =    ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) all recurring fees are included for applicable periods.

Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.


The cumulative total returns for the period from commencement of investment operations through September 30, 1996 were as follows:




                                          Administrative       Institutional
                                             Shares                Shares
Seneca Growth Fund                            36.30%               37.40%

Seneca Mid-Cap "EDGE"(sm) Fund                49.30%               49.70%

Seneca Bond Fund                               3.86%                4.02%

Seneca Real Estate Securities Fund            12.22%               12.39%




YIELD



The 30-day yield quotation as to a class of shares of the Seneca Bond Fund and the Seneca Real Estate Securities Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:


                                            [(a-b + 1)6-1]
                                    YIELD = 2
                                             cd

Where:
   a   =  dividends and interest earned during the period.
   b   =  net expenses accrued for the period.
   c   =  the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
   d   =  the maximum offering price per share of the class (net asset value per share) on the last day of the period.

Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to each class of each Fund. The return of a class may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.


The yields for the 30-day period ended September 30, 1996 were as follows:




                                        Administrative        Institutional
                                            Shares                Shares
Seneca Bond Fund                            5.39%                6.02%

Seneca Real Estate Securities Fund          2.15%                2.80%



OTHER QUOTATIONS, COMPARISONS, AND GENERAL INFORMATION


From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors mutual fund performance; the Lehman Brothers Government/Corporate Index, an unmanaged index of consisting of a mixture of government and corporate bonds rated within "investment grade" categories by S&P or Moody's; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P Mid-Cap Index, an unmanaged index of common stocks; the S&P 500 Index, an unmanaged index of common stocks; the Russell 2000 Index (the "Russell 2000"), an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The performance of the Seneca Real Estate Securities Fund may be compared to the Wilshire Real Estate Securities Index, an unmanaged index consisting of publicly-traded REITs and real estate operating companies.



The S&P 500 Index is an unmanaged index of 500 common stocks traded on the NYSE, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P Mid-Cap Index is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations--$300 million to $5 billion. The S&P 500 and the S&P Mid-Cap Indices are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 Index and the S&P Mid-Cap Index are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 Index are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 70% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market. The Wilshire Real Estate Securities Index is an unmanaged, market-capitalization-weighted index consisting of publicly-traded REITs and real estate operating companies. It excludes healthcare and other "special-purpose" REITs. It is rebalanced monthly and reconstituted quarterly.


In addition, the performance of the classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if a Fund is listed in such a publication) or used for comparison, as well as performance listings and rankings from various other sources, including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds.

The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of a Fund since the Fund's inception.

In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Investment Manager's agreement to limit each Fund's operating expenses will increase investment performance.


                      ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT MANAGER


The Funds' investment management agreement with GMG/Seneca Capital Management, LLC ("GMG/Seneca" or the "Investment Manager") has been approved by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Independent Trustees"), and by the sole initial shareholder immediately prior to any Fund's commencement of operations.

Pursuant to the Management Agreement, the Investment Manager supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical and advisory services. In managing the assets of the Funds, the Investment Manager furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Investment Manager determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Investment Manager places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").


For its investment advisory services under the Management Agreement, the Investment Manager receives a fee, payable monthly, from Seneca Growth Fund equal to 0.70% per annum of the Fund's average daily net assets, from Seneca Mid-Cap "EDGE"sm Fund equal to 0.80% per annum of the Fund's average daily net assets, from Seneca Bond Fund equal to 0.50% per annum of such Fund's average daily net assets, and from Seneca Real Estate Securities Fund equal to 0.85% per annum of such Fund's average daily net assets.


For the period ended September 30, 1996, the Investment Manager earned investment management fees of $30,334, $18,471, $6,283, and $1,630 for services rendered pursuant to the Management Agreement to Seneca Growth Fund, Seneca Mid-Cap "EDGE"(sm) Fund, Seneca Bond Fund and Seneca Real Estate Securities Fund, respectively. Each of these fees was waived in its entirety by the Investment Manager.



The management fees are accrued daily and will be prorated with respect to any Fund if the Investment Manager shall not have acted as that Fund's investment adviser during any entire monthly period. The Investment Management Agreement provides that if the operating expenses of a Fund in any year, excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses, exceed the expense limits set by state securities law administrators in states in which that Fund's shares are sold, the amount payable to the Investment Manager will be reduced (but not below zero) by the amount of such excess. Recent federal legislation preempts states' abilities in most circumstances to impose such expense limits. Each Fund will reimburse the Investment Manager for fees foregone or other expenses paid by the Investment Manager in order to comply with any expense limitation imposed by state laws in later years in which operating expenses for the Fund are less than such expense limitations for such year. No interest, carrying or finance charge will be paid by a Fund as to the amounts representing fees foregone or other expenses paid. In addition, no Fund will pay any unreimbursed amounts to the Investment Manager upon termination of its Investment Management Agreement.



The Investment Manager expects voluntarily to reimburse the Funds' operating expenses (excluding class-specific expenses, litigation, indemnification and other extraordinary expenses), to waive some or all of its management fee and to assume other operating expenses in such amounts as may be necessary to prevent the overall expenses of each Fund from exceeding the levels set forth in the Prospectus at least until the earlier of March 31, 1997 or such time as the Trust's aggregate assets exceed $60 million and may, in its discretion as to any Fund continue such waivers and/or reimbursements, in whole or in part, beyond such time.


Under the Investment Management Agreement, the Trust, on behalf of each Fund, agrees (i) not to hold the Investment Manager or any of its officers or employees liable for, and (ii) to indemnify or insure the Manager and its officers and employees ("Indemnified Parties") against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers under the Investment Management Agreement or arising out of an act or omission of the Trust's custodian of assets, or of any broker or agent selected by the Investment Manager in a commercially reasonable manner, excepting matters as to which the Indemnified Parties shall be finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of fiduciary duty (all as used in the 1940 Act).


The Investment Management Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Independent Trustees. Unless terminated, the Investment Management Agreement continues in full force and effect for two years after its date of execution, and for successive periods of one year thereafter, but only as long as each such continuance after the end of the initial two year period is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the out standing shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated without penalty by either party upon 60 days' written notice and automatically terminates in the event of its assignment.


Officers and Trustees of the Trust who are also principals in and employees of GMG/Seneca may receive indirect compensation by reason of investment advisory fees paid by the Trust to GMG/Seneca in its capacity as the Investment Manager.


GMG/Seneca Capital Management, LLC is owned by certain of its employees, including Gail P. Seneca, the former limited partners of GMG/Seneca Capital Management, L.P., and certain of the partners of Genesis Merchant Group, L.P. Ms. Seneca is the largest single holder of "membership" interests and is the sole "Managing Member." GMG/Seneca has approximately 40 full-time employees and acts as investment adviser or manager for approximately $3.25 billion of institutional and private investment accounts.



Gail P. Seneca, President and Trustee of the Trust, Sandra J. Westhoff, Treasurer and Trustee of the Trust, and Ronald K. Jacks, Secretary and Trustee of the Trust, are each an "affiliated person" of the Trust (as defined in the 1940 Act). Gail P. Seneca, as the sole "Managing Member," Chief Investment Officer, and an owner of more than 5% of the equity of GMG/Seneca is an "affiliated person" of GMG/Seneca. Sandra J. Westhoff, as Chief Administrative Officer of GMG/Seneca, and Ronald K. Jacks, as a Portfolio Manager of GMG/Seneca, are each an "affiliated person" of GMG/Seneca.



In the management of the Trust and their other accounts, GMG/Seneca and its affiliates allocate investment opportunities to all accounts for which they are, in the Investment Manager's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. However, it is the judgment of the Trustees that the desirability of continuing the Trust's advisory arrangements with the Investment Manager outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."


In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Investment Manager and the Trust, on behalf of each Fund, have adopted restrictions on personal securities trading by personnel of the Investment Manager and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities.

In the event neither the Investment Manager nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Seneca" or otherwise suggest an affiliation with the Investment Manager.

ADMINISTRATOR

GMG/Seneca, in its capacity as Administrator of each Fund, is responsible for providing administrative services for each Fund under an administration agreement (the "Administration Agreement"). GMG/Seneca and the Trust have also entered into an agreement (the "Sub- Administration Agreement") with State Street Bank and Trust Company under which State Street provides most of these services. In the Sub-Administration Agreement, the Trust has agreed to guarantee the obligation of GMG/Seneca to compensate State Street. The services to be rendered under the Administration Agreement include for each Fund, (a) overseeing the determination and publication of the Fund's net asset value, (b) overseeing the maintenance by the Custodian of certain books and records of the Fund as required by Rule 31a-1(b) under the 1940 Act, (c) preparing the Fund's tax returns, (d) preparing financial information for the Fund's semiannual and annual reports, proxy statements, and other communications to shareholders, (e) preparing the Fund's periodic financial reports on Form N-SAR and financial information required for the Fund's filings with the SEC, (f) providing periodic testing of the Fund's portfolio to assist in compliance with the requirements of the Code for qualification as a registered investment company and with the 1940 Act and prospectus limitations on investments, (g) filing annual and semiannual reports with appropriate regulatory agencies, (h) preparing and filing with the SEC Rule 24f-2 notices, and (i) preparing and filing state registrations of the Fund's securities.


For its services under the Administration Agreement, GMG/Seneca is entitled to receive a fee (the "Administrative Services Fee") from each Fund based on the average net assets of the Fund. The Administrative Services Fee will be payable monthly and will equal, on an annualized basis, the sum of (i) .08% of the first $125 million average net assets, plus (ii) .06% of the next $125 million average net assets, plus (iii) .04% of the average net assets above $250 million. In addition, for performing Blue Sky and other administrative services GMG/Seneca is entitled to receive from each Fund an annual fee equal to $2,500 for each class of shares in such Fund. During each year, each Fund will be obligated to pay a minimum Administrative Services Fee of $55,000. If the Trust terminates the Administration Agreement prior to the third anniversary of the date that the Trust first accepts money for investment, the Trust is obligated to pay to GMG/Seneca a termination fee equal to certain amounts by which GMG/Seneca was required to waive its Administrative Services Fee under the terms of the Administration Agreement. For the period ended September 30, 1996, GMG/Seneca earned Administrative Services Fees of $35,112, $34,955, $35,001 and $34,976 for services rendered pursuant to the Administration Agreement to Seneca

Growth Fund, Seneca Mid-Cap "EDGE"(sm) Fund, Seneca Bond Fund and Seneca Real Estate Securities Fund, respectively. Each of these fees was waived in its entirety by GMG/Seneca.


The above fees may be changed by the Trustees without shareholder approval.

Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Funds;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Investment Manager; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to Administrative Class shares and service fees applicable to Institutional Shares.

The Funds' Management and Administration Agreements each provide that GMG/Seneca may render similar services to others so long as the services provided thereunder are not impaired thereby.


PRINCIPAL UNDERWRITERS



Genesis Merchant Group Securities, LLC ("GMG Securities") and Seneca Distributors, LLC ("Seneca Distributors") have entered into a Distribution Agreement with the Trust pursuant to which they serve as principal underwriters to the Trust. It is expected that GMG Securities will terminate its agreement with the Trust shortly after Seneca Distributors completes the process of becoming registered as a broker-dealer under the laws of certain states, and Seneca Distributors will become the principal underwriter and distributor of the Funds' shares. The Trustees, including the Independent Trustees, approved the Distribution Agreement before the Funds began selling shares to the public. The Distribution Agreement continues in effect from year to year, if annually approved by the Trustees, including the Independent Trustees. It provides that the principal underwriters will bear certain distribution expenses not borne by the Funds.



The Distributors will bear all expenses they incur in providing services under the Distribution Agreement. Such expenses include compensation to their employees and representatives and to any financial intermediaries ("service agents") for distribution related services. The Distributors also pay certain expenses in connection with the distribution of the Funds' shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Distributors receive compensation under the Distribution Agreement for providing such services with respect to Administrative Shares. Each Fund bears the cost of registering its shares under federal, state and foreign securities law.

Seneca Distributors is 99% owned by GMG/Seneca. GMG Securities is a California limited liability company whose principal members have a membership interest in GMG/Seneca.


DISTRIBUTION AND SERVICES PLAN

The Trust has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 with respect to the Administrative Shares of each Fund under which each Fund will pay the Distributors an aggregate fee calculated at an annual rate of 0.25% of the average daily net assets of the Administrative Shares of such Fund. Services to be performed by the Distributors include (i) the marketing, promotion, and sale of Administrative Shares, as set forth in the Plan, (ii) ongoing servicing and/or maintenance of the accounts of holders of Administrative Shares of such Fund, and (iii) subtransfer agency, subaccounting and other recordkeeping, and administrative services related to the sale of Administrative Shares of such Fund. Payments under the Plan are intended, in part, to reimburse the Distributors for (a) their direct expenses in providing the services described above, including reimbursement of third parties with whom the Distributors may contract to assist with the provision of those services,
(b) payments made to consultants and others for providing any services connected with the Distributors' services, (c) costs of developing, producing, and implementing marketing and promotional materials and activities relating to the sale of Administrative Shares, including direct mail promotions, mass media advertising, and related travel and entertainment expenses, (d) costs of printing and distributing prospectuses, statements of additional information, and reports to prospective purchasers of Administrative Shares, and (e) costs involved in obtaining information, analyses, and reports as to marketing and promotional activities that the Fund may, from time to time deem appropriate.


For the fiscal year ended September 30, 1996, the Funds paid to Seneca Distributors $313.73 pursuant to the Distribution Agreement; as of September 30, 1996 the Funds had accrued expenses of $568 pursuant to the Distribution Agreement. During the last fiscal year, the Distributors expended the amounts indicated below in connection with the distribution of the Funds' shares:



         Advertising:                       $80,532.78
         Printing and mailing
           of Prospectuses:                 $90,000.00
         Other (includes develop-
           ment of certain graphics
           as well as establishment
           of Internet capabilities):       $27,000.00




The Distributors are not entitled to reimbursement for such expenditures, and the Funds will not bear such costs, beyond the payment of fees under the Distribution Agreement, as described above.



Under the terms of the Plan, the Distributors provide to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Plan as to each Fund and the purpose for which such expenditures were made. In their quarterly review of the Plan, the Trustees consider the continued appropriateness and the level of compensation that the Plan provide for each Trust.

                              TRUSTEES AND OFFICERS

The Trustees have responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.




 Name and Title                Address                     Age        Principal Occupations During Past Five
 --------------                -------                     ---        --------------------------------------
                                                                      Years
                                                                      -----
Gail P. Seneca,*           909 Montgomery Street            42        Ms. Seneca has been President and a
President, and             San Francisco, CA                          Trustee of the Trust since February
Trustee                    94133                                      1996.  Since July 1, 1996, she has
                                                                      been the Managing Member of GMG/Seneca.
                                                                      Since November 1989, she has been Chief
                                                                      Investment Officer and a managing
                                                                      general partner of GMG/Seneca Capital
                                                                      Management, L.P.

Sandra J.                  909 Montgomery Street           36         Ms. Westhoff has been Treasurer and
Westhoff,*                 San Francisco, CA                          a Trustee of the Trust since February
Treasurer and              94133                                      1996.  From September 1994 to
Trustee                                                               present, she has been Chief
                                                                      Administrative Officer of GMG/Seneca
                                                                      Capital Management, L.P., and, since
                                                                      July 1, 1996, Chief Administrative
                                                                      Officer of GMG/Seneca. From 1989 to
                                                                      1994, she was Director of Finance for
                                                                      the San Francisco Newspaper Agency.

Ronald K. Jacks,*          909 Montgomery Street           30         Mr. Jacks has been Secretary and a
Secretary and              San Francisco, CA                          Trustee of the Trust since February
Trustee                    94133                                      1996.  From July 1990 to present he has
                                                                      been a Portfolio Manager of GMG/Seneca
                                                                      Capital Management, L.P., and since July
                                                                      1, 1996, a Portfolio Manager of
                                                                      GMG/Seneca.

Mary Ann                   2109 Santa Cruz                 39         Ms. Cusenza has been a Trustee of the
Cusenza,**                 Avenue, Menlo Park,                        Trust since February 1996.  She joined
Trustee                    CA 94025                                   Apple Computer, Inc. in 1985 and was
                                                                      a Vice President and Treasurer of
                                                                      Apple Computer, Inc. from 1992 until
                                                                      February 1996.

Melinda Ellis              c/o Ellis Partners, 351         35         Ms. Evers has been a Trustee of the
Evers,** Trustee           California Street, Suite                   Trust since February 1996.  She is a
                           1150, San Francisco,                       founding partner of Ellis Partners, Inc.,
                           CA 94104                                   a real estate investment firm,
                                                                      established in 1993. From 1991 to 1993
                                                                      she attended Stanford University's
                                                                      Graduate School of Business. From 1984
                                                                      to 1991, she was a Portfolio Manager
                                                                      with Grubb & Ellis Realty Advisers.

Paul E. Erdman,**          1817 Lytton Springs             63         Mr. Erdman has been a Trustee of the
Trustee                    Road, Healdsburg, CA                       Trust since February 1996.  He is an
                           95448                                      economist and novelist, and, since
                                                                      1979, has served on the Board of
                                                                      Advisors of The University of
                                                                      Georgetown School of Foreign Service.

Victor                     333 Twin Dolphin                40         Mr. Guinasso has been a Trustee of
Guinasso,**                Drive, Redwood City,                       the Trust since February 1996.  He
Trustee                    CA 94065                                   joined DHL Worldwide Express in
                                                                      1982, and has served as Chief Operating
                                                                      Officer of DHL Worldwide Express since
                                                                      1991 and in October 1996 was named
                                                                      President of DHL Airway Inc.'s
                                                                      operations in the United States.



--------------------


*        "Interested persons" within the meaning of the 1940 Act.


** Each of the Independent Trustees is a trustee of each of the other Seneca Funds and a member of the Trust's Audit Committee.

COMPENSATION OF TRUSTEES AND OFFICERS


The Funds pay no compensation to its officers or Trustees affiliated with the Investment Manager. Each Trustee of the Trust who is not an "interested person" of the Trust receives a fee of $2,500 for each regular, quarterly meeting of the Board of Trustees attended and is reimbursed for expenses incurred in connection with such attendance.



The following table sets forth the estimated compensation to be paid to the Trust's Trustees for the fiscal year ending September 30, 1997.



Name of Trustee               Aggregate                 Pension or Retirement                  Total Compensation
                              Compensation              Benefits Accrued as Part of            from Trust and other
                              from the Trust            Trust's Expenses                       Funds in Complex

Gail P. Seneca                $0                 -                $0
Sandra J. Westhoff            $0                 -                $0
Ronald K. Jacks               $0                 -                $0
Mary Ann Cusenza              $10,000            -                $10,000
Melinda Ellis Evers           $10,000            -                $10,000
Paul E. Erdman                $10,000            -                $10,000
Victor Guinasso               $10,000            -                $10,000




PRINCIPAL SHAREHOLDERS



The following table sets forth information as of October 1, 1996 with respect to each person who owns of record or is known by the registrant to own of record or beneficially 5% or more of any class of the registrant's outstanding equity securities:



         Name of                    Name of                    Number of      Percent
         Shareholder                Fund(1)                    of Shares      of Class
         -----------                --------                   ---------      --------
Charles Schwab & Company(2)         Growth                    175,928.15        18.7%
  101 Montgomery Street             Mid-Cap "EDGE"(sm)           131,838          14%
  San Francisco, CA 94104           Bond                         126,750       32.56%
                                    Real Estate Securities      18,468.9        15.8%

Alex Brown & Sons(2)                Mid-Cap "EDGE"(sm)            55,910         5.5%
                                    Bond                          32,443         8.3%

Chicago Corporation(2)              Real Estate Securities     14,204.55       12.17%
  P.O. Box 6108
  Chicago, IL 60680

Harold C. Nathan and
  Gail P. Seneca, JTWROS*(3)        Real Estate Securities       6,323.4         5.6%



-----------------------


         * The business address of each individual shareholder is c/o Seneca Funds, 909 Montgomery Street, Suite 500, San Francisco, California 94133



         (1)      Institutional Class of shares only.
         (2)      Shares owned of record.
         (3)      Shares owned of record and beneficially.




As of the September 30, 1996, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting or investing power with respect to) shares of the Funds as follows: 791 shares of Seneca Growth Fund; 14,550 shares of Seneca Mid-Cap "EDGE"(sm) Fund; and 11,543 of shares of Seneca Real Estate Securities Fund. The shares owned by the Trustees and officers were of the Institutional Class only.

                                 NET ASSET VALUE


(See "Net Asset Value" in the Prospectus.)


Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of regular trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus) in which there is a sufficient degree of trading in that Fund's portfolio securities that the current net asset value of that Fund's shares might be materially affected. A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December 25).

The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.


In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determines that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.


                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.


A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.


Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains (without deduction for losses) from the sale or other disposition of any of the following held (for tax purposes) for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to be treated as a regulated investment company but such amount is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed, as determined under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.



Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund are treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.


Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.


Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under
Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If such option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.



All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.


Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.


Positions of a Fund which consist of at least one debt security not governed by
Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.


These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of applicable tax treaties. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.


The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds are subject to any corporate excise or franchise tax in the State of Delaware, nor are they liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law.


The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.


                               PORTFOLIO BROKERAGE


(See "Portfolio Transactions" in the Prospectus.)



It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Trust may employ GMG Securities as a broker. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.


In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to GMG/Seneca and its affiliates in the performance their decision-making responsibilities.

Each year, the Investment Manager will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services the provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by GMG/Seneca (and its subsidiaries) in servicing all its accounts and not all such information may be used by GMG/Seneca, in its capacity as the Investment Manager, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.


GMG Securities may act as broker for the Funds on exchange transactions, subject to the general policy of the Trust set forth above. Further, because of its relationship to GMG/Seneca, the Trust has decided to treat GMG Securities as if it were an "affiliated person" of GMG/Seneca and will apply certain procedures adopted by the Trustees. Commissions (if any) paid to GMG Securities must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction will not be placed with GMG Securities if a Fund would have to pay a commission rate less favorable than GMG Securities contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for any customers of GMG Securities determined by a majority of the Independent Trustees not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Independent Trustees, exceptions may be made.



The commission rate on all exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount that can be paid by the Trust to an affiliated person acting as broker in connection with transactions effected on a securities exchange. The Trustees, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . . ." Rule 17e-1 also requires the Trustees, including a majority of the Independent Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.



Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. Any transactions, GMG Securities effects on any exchange of which it is a member on behalf of the Funds will be effected in compliance with these conditions.



If GMG Securities effects any transactions on behalf of a Fund, it will furnish to the Trust at least quarterly a statement setting forth the total amount of all compensation retained by GMG Securities or any associated person of GMG Securities in connection with such transactions and the Trustees of the Trust will review and approve all the Trust's portfolio transactions and the compensation received by GMG Securities in connection therewith.



GMG Securities does not knowingly participate in commissions paid by the Trust to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event GMG Securities at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees.



To the extent that GMG Securities receives brokerage commissions on Trust portfolio transactions, officers and Trustees of the Trust who have an equity ownership interest in GMG Securities may receive indirect compensation from the Trust through their participation in such brokerage commissions.


In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Investment Manager. Investment decisions for a Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the Investment Manager, including accounts (such as investment limited partnerships) in which the Investment Manager or affiliated or associated persons of the Investment Manager are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

It is possible that situations may arise in which legal and regulatory considerations would preclude certain trading for the Funds' accounts by reason of activities of GMG Securities or its affiliates.



The U.S. Government and debt securities in which the Funds invest are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Trust, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Trust may not serve as the Trust's dealer in connection with such transactions. However, affiliated persons of the Trust may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. On occasion, certain market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.



                               PORTFOLIO TURNOVER


See "Investment Practices and Risk Considerations--Portfolio Turnover" in the Prospectus.



The annual portfolio turnover rate of a Fund is calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. In determining portfolio turnover, securities (including options) that have maturities at the time of acquisition of one year or less ("short-term securities"), are excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs that the Trust must pay and the possibility of more short-term gains that may increase the difficulty of qualifying as a regulated investment company.


To the extent their portfolios are traded for short-term market considerations and turnover exceeds 100%, the Funds' annual turnover rate could be higher than most mutual funds. None of the Funds will engage in short-term trading to an extent that would disqualify them as regulated investment companies under Subchapter M of the Code.


                                  ORGANIZATION


(See "Management" and "General Information" in the Prospectus.)


As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated December 18, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated December 18, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).


Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds. As of the date of this Statement of Additional Information, the Trustees have not determined to establish another series of shares in the Trust.



Pursuant to the Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares for each series, designated Institutional Shares and Administrative Shares. See "General Information" in the Prospectus for a detailed description of the respective rights of the two classes of shares. The Trustees do not have any plan to establish additional classes of shares for any Fund.


Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Trustees do not have any plan to authorize any Fund to so invest its assets.

"Seneca Funds" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.


                                    CUSTODIAN

The Custodian for the Trust is Investors Fiduciary Trust Company at 127 West 10th Street, Kansas City, Missouri, 64105. In this capacity, the Custodian performs all accounting services, holds the assets of the Trust and is responsible for calculating the net asset value per share.


                                 TRANSFER AGENT

Investors Fiduciary Trust Company acts as transfer agent for the Trust and, in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.


                              INDEPENDENT AUDITORS

Deloitte & Touche LLP, 50 Fremont Street, Suite 3100, San Francisco, California, 94105, are the independent auditors for the Trust. Professional services performed by Deloitte & Touche LLP include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Board of Trustees. The independent auditors also perform other professional services for the Trust including preparation of income tax returns of the Funds.

                              FINANCIAL STATEMENTS

                                  SENECA FUNDS
                               SENECA GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

            NAME OF ISSUER
          AND TITLE OF ISSUE                             SHARES         VALUE
          ------------------                             ------         -----
COMMON STOCKS - 88.0%
  DRUGS & HEALTH CARE - 9.5%
      Cardinal Health Incorporated ...........            4,250       $  351,157
      Merck and Company Incorporated .........            5,235          368,413
      Healthsouth Corporation (1) ............            7,195          276,108
      Humana, Incorporated ...................            6,290          127,373
      Pharmacia & Upjohn, Incorporated .......            3,460          142,725
                                                                      ----------
                                                                      1,265,776
                                                                      ----------
  FINANCIAL SERVICES - 8.9%
      BankAmerica Corporation ................            3,700          303,864
      Beneficial Corporation .................            4,880          280,600
      Charles Schwab Corporation .............           11,947          276,274
      Chase Manhattan Corporation New (2) ....            4,200          336,525
                                                                      ----------
                                                                       1,197,263
                                                                      ----------
  RETAIL TRADE - 8.7%
      Corporate Express, Incorporated (1) ....            7,550          293,506
      Safeway, Incorporated ..................            6,090          259,586
      Saks Holdings, Incorporated ............            9,870          345,450
      Wal-Mart Stores, Incorporated ..........           10,140          267,443
                                                                      ----------
                                                                       1,165,985
                                                                      ----------
  ELECTRONICS - 7.7%
      BMC Industries Incorporated ............            7,830          224,134
      Checkpoint Systems Incorporated(1) .....            9,817          260,150
      General Instruments Corporation (1) ....           10,480          259,380
      Honeywell Incorporated .................            4,640          292,900
                                                                      ----------
                                                                       1,036,564
                                                                      ----------
  PETROLEUM SERVICES - 5.0%
      Schlumberger Limited ...................            3,980          336,310
      Sonat, Incorporated ....................            7,560          334,530
                                                                      ----------
                                                                         670,840
                                                                      ----------
  HOTELS & RESTAURANTS - 4.9%
      HFS, Incorporated (1) ..................            6,270          419,306
      Hilton Hotels Corporation ..............            8,160          231,540
                                                                      ----------
                                                                         650,846
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                               SENECA GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                             SHARES       VALUE
             ------------------                             ------       -----
COMMON STOCKS (CONTINUED)
  INTERNATIONAL OIL - 4.5%
      Atlantic Richfield Company .................          2,150       $274,125
      Mobil Corporation ..........................          2,860        331,045
                                                                        --------
                                                                         605,170
                                                                        --------
  COMPUTER SOFTWARE - 3.7%
      Intel Corporation ..........................          2,500        238,594
      Microsoft Corporation (1) ..................          1,970        259,794
                                                                        --------
                                                                         498,388
                                                                        --------
  COMMERCIAL SERVICES - 2.4%
      Envoy Corporation New (1) ..................          6,500        251,875
      ICT Group, Incorporated (1) ................          5,750         71,875
                                                                        --------
                                                                         323,750
                                                                        --------
  ELECTRICAL EQUIPMENT - 2.4%
      General Electric Company ...................          3,460        314,860
                                                                        --------
  TELECOMMUNICATIONS - 2.3%
      Ascend Communication, Incorporated (1) .....          4,710        311,449
                                                                        --------
  FOOD & BEVERAGES - 2.3%
      Pepsico, Incorporated ......................         11,060        312,445
                                                                        --------
  DIVERSIFIED - 2.3%
      Unilever NV - NY Shares ....................          1,950        307,369
                                                                        --------
  ADVERTISING - 2.2%
      Outdoor Systems, Incorporated (1) ..........          6,260        294,220
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                               SENECA GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES        VALUE
             ------------------                          ------        -----
COMMON STOCKS (CONTINUED)
  BROADCASTING - 2.2%
      Evergreen Media(1) ...................             9,197       $   287,406
                                                                     -----------
  NETWORKING PRODUCTS - 2.1%
      Cisco Systems, Incorporated (1) ......             4,430           274,937
                                                                     -----------
  COMPUTERS - 2.0%
      Sun Microsystems, Incorporated (1) ...             4,370           271,486
                                                                     -----------
  HUMAN RESOURCES - 2.0%
      Accustaff, Incorporated (1) ..........            10,260           265,477
                                                                     -----------
  AEROSPACE - 2.0%
      United Technology Corporation ........             2,210           265,476
                                                                     -----------
  HOUSEHOLD PRODUCTS - 1.9%
      Colgate Palmolive ....................             2,910           252,806
                                                                     -----------
  APPAREL MANUFACTURER - 1.7%
      Gucci Group, NV ......................             3,120           226,220
                                                                     -----------
  OFFICE SUPPLIES - 1.7%
      Xerox Corporation ....................             4,190           224,668
                                                                     -----------
  ATHLETIC FOOTWARE - 1.6%
      Fila Holdings Spa Sponsored ADR ......             2,280           219,165
                                                                     -----------
  CHEMICALS - 1.6%
      Hercules, Incorporated ...............             3,850           210,787
                                                                     -----------
  FORESTRY - 1.5%
      Georgia Pacific Corporation ..........             2,460           194,647
                                                                     -----------
  SCHOOLS - 0.9%
      Apollo Group, Incorporated ...........             4,630           123,853
                                                                     -----------
TOTAL COMMON STOCKS  (COST $11,152,434) ....                         $11,771,853
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                               SENECA GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE
             ------------------
SHORT TERM INVESTMENT - 19.5% (COST $2,614,206)
  REPURCHASE AGREEMENT
      State Street Bank and Trust Company, 4.00%, to be repurchased at
      $2,614,496 on 10/1/96 (collateralized by $2,445,000 par value U.S.
      Treasury Note 7.875% due 11/15/2007,
      with a value of $2,671,896) ......................................                             2,614,206
                                                                                                  ------------
TOTAL INVESTMENTS (COST $13,766,640*)                                                107.5%         14,386,059
OTHER ASSETS LESS LIABILITIES                                                         (7.5%)        (1,000,133)
                                                                              ------------        ------------
NET ASSETS                                                                           100.0%       $ 13,385,926
                                                                              ============        ============




(1) Non-income producing security.

(2) Name change from Chemical Banking Corporation

*At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $13,770,110. Net unrealized appreciation aggregated $615,949, of which $869,339 related to appreciated investment securities and $253,390 related to depreciated investment securities.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                        SENECA MID-CAP "EDGE" (SM) FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

               NAME OF ISSUER
             AND TITLE OF ISSUE                             SHARES      VALUE
             ------------------                             ------      -----
COMMON STOCKS - 88.4%
  COMMERCIAL SERVICES - 10.8%
      Envoy Corporation New (1) ....................         5,720      $221,650
      ICT Group, Incorporated (1) ..................         5,750        71,875
      TeleSpectrum Worldwide, Incorporated (1) .....         9,680       188,760
      Teletech Holdings Incorporated (1) ...........        12,700       463,550
                                                                        --------
                                                                         945,835
                                                                        --------
  ADVERTISING SERVICES - 8.7%
      National Media Corporation (1) ...............        12,280       182,665
      Outdoor Systems, Incorporated (1) ............         4,140       194,580
      Universal Outdoor Holdings, Incorporated (1) .        10,800       388,800
                                                                        --------
                                                                         766,045
                                                                        --------
  MEDICAL INSTRUMENTS & PRODUCTS - 7.0%
      Guidant Corporation ..........................         3,280       181,220
      HCIA, Incorporated ...........................         1,520        91,200
      Nitinol Medical Technologies (1) .............         6,150        69,187
      Physio-Control International Corporation (1) .        10,750       271,438
                                                                        --------
                                                                         613,045
                                                                        --------
  ELECTRONICS - 6.9%
      Altera Corporation (1) .......................         2,690       136,181
      BMC Industries Incorporated (1) ..............         7,510       214,974
      Checkpoint Systems Incorporated (1) ..........         5,833       154,574
      Triquint Semiconductor, Incorporated (1) .....         4,340       100,905
                                                                        --------
                                                                         606,634
                                                                        --------
  SOFTWARE - 6.5%
      ANSYS, Incorporated (1) ......................         4,990        58,009
      Arbor Software Corporation (1) ...............         3,240       138,510
      Citrix Systems, Incorporated (1) .............         3,060       156,825
      HNC Software, Incorporated (1) ...............         5,500       220,000
                                                                        --------
                                                                         573,344
                                                                        --------
  FINANCIAL SERVICES- 5.5%
      Charles Schwab Corporation ...................         8,633       199,638
      Coast Savings Financial, Incorporated (1) ....         4,600       147,200
      Comerica, Incorporated .......................         2,640       135,960
                                                                        --------
                                                                         482,798
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                        SENECA MID-CAP "EDGE" (SM) FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                   SHARES     VALUE
             ------------------                                   ------     -----
  COMMON STOCKS (CONTINUED)
  HUMAN RESOURCES - 5.4%
      AccuStaff, Incorporated (1) .......................         7,170      $185,524
      COREStaff, Incorporated (1) .......................         5,755       153,946
      Romac International, Incorporated (1) .............         4,560       139,080
                                                                             --------
                                                                              478,550
                                                                             --------
  RETAIL TRADE - 5.3%
      Corporate Express, Incorporated (1) ...............         5,150       200,206
      Kenneth Cole Productions, Incorporated, Class A (1)         1,860        35,107
      Saks Holdings, Incorporated (1) ...................         6,450       225,750
                                                                             --------
                                                                              461,063
                                                                             --------
  DRUGS & HEALTHCARE - 4.7%
      Amerisource Health Corporation Class A (1) ........         5,165       229,843
      United Healthcare Corporation .....................         4,400       183,150
                                                                             --------
                                                                              412,993
                                                                             --------
  HOTELS & RESTAURANTS - 4.2%
      HFS Incorporated (1) ..............................         4,100       274,187
      Logan's Roadhouse, Incorporated (1) ...............         4,545        91,468
                                                                             --------
                                                                              365,655
                                                                             --------
  COMPUTER SERVICES - 2.7%
      Checkfree Corporation (1) .........................         4,900        98,000
      Computer Task Group, Incorporated (1) .............         4,440       138,195
                                                                             --------
                                                                              236,195
                                                                             --------
  OIL - 2.7%
      BJ Services Company (1) ...........................         2,670        96,788
      Houston Exploration Company (1) ...................         8,200       139,400
                                                                             --------
                                                                              236,188
                                                                             --------
  TELEPHONE - 2.6%
      Cincinnati Bell Incorporated ......................         4,305       228,165
                                                                             --------
  COMPUTERS - 2.5%
      Sun Microsystems, Incorporated (1) ................         3,480       216,195
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                        SENECA MID-CAP "EDGE" (SM) FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                SHARES      VALUE
             ------------------                                ------      -----
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS EQUIPMENT - 2.3%
      Ascend Communications, Incorporated (1) ........          3,000      $ 198,375
                                                                           ---------
  BROADCASTING - 2.1%
      Evergreen Media Corporation Class A (1) ........          5,975        186,719
                                                                           ---------
  NETWORKING PRODUCTS - 2.0%
      Cisco Systems, Incorporated (1) ................          2,870        178,119
                                                                           ---------
  HOME FURNISHINGS - 1.7%
      Furniture Brands International, Incorporated (1)         10,170        148,736
                                                                           ---------
  THEATERS - 1.7%
      Regal Cinemas, Incorporated (1) ................          6,060        151,500
                                                                           ---------
  APPAREL MANUFACTURER - 1.3%
      Gucci Group, NV ................................          1,590        115,275
                                                                           ---------
  SCHOOLS - 1.3%
      Apollo Group, Incorporated Class A (1) .........          4,360        116,630
                                                                           ---------
  OFFICE SUPPLIES - 0.5%
      American Pad & Paper Company (1) ...............          2,200         46,750
                                                                           ---------
TOTAL COMMON STOCKS  (COST $6,752,948)                                     7,764,809
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                        SENECA MID-CAP "EDGE" (SM) FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER                                            INTEREST      MATURITY     PRINCIPAL
             AND TITLE OF ISSUE                                            RATE         DATE          AMOUNT             VALUE
             ------------------                                            ----         ----          ------             -----
CONVERTIBLE BONDS - 1.0 %
  (COST $83,000)
  HOTELS - 1.0%
      Hilton Hotels Corporation ........................................  5.00%      05/15/2006     $     83,000      $     88,914
                                                                                                                      ------------
TOTAL INVESTMENTS IN SECURITIES (COST $6,835,948)                                                                        7,853,723
                                                                                                                      ------------
SHORT TERM INVESTMENT - 21.5% (COST $1,885,039)
  REPURCHASE AGREEMENT
      State Street Bank and Trust Company, 4.00%, to be repurchased at
      $1,885,648 on 10/1/96 (collateralized by $1,760,000 par value U.S.
      Treasury Note 7.875% due 11/15/07,
        with a value of $1,923,328)                                                                                      1,885,039
                                                                                                                      ------------
TOTAL INVESTMENTS (COST $8,720,987*)                                                                       110.9%        9,738,762
OTHER ASSETS LESS LIABILITIES                                                                              (10.9)%        (955,613)
                                                                                                    ------------      ------------
NET ASSETS                                                                                                 100.0%     $  8,783,149
                                                                                                    ============      ============

(1) Non-income producing security.

*At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $8,720,987. Net unrealized appreciation aggregated $1,017,775, of which $1,219,070 related to appreciated investment securities and $201,295 related to depreciated investment securities.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                                SENECA BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

               NAME OF ISSUER                                    INTEREST      MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                                    RATE          DATE            AMOUNT            VALUE
             ------------------                                    ----          ----            ------            -----
CORPORATE BONDS - 86.5 %
  FINANCE & BANKING - 12.2%
      Aetna Services, Incorporated ...................            7.625%       08/15/2026      $    75,000      $    73,633
      Countrywide Funding ............................            5.920%       04/22/1999           30,000           29,960
      Dean Witter Discover ...........................            6.110%       03/10/1999           60,000           59,963
      Bear Stearns Company ...........................            5.580%       08/26/1997           60,000           59,987
      Citicorp .......................................            6.165%       04/15/1999           60,000           59,908
      Donaldson Lufkin & Jenrette ....................            6.875%       11/01/2005           50,000           47,688
      General Electric Capital Mortgage Services .....            6.500%       08/25/2009           36,183           33,980
      Lehman Brothers Holdings .......................            8.800%       03/01/2015           80,000           87,408
      Lehman Brothers Holdings .......................            7.110%       09/27/1999           50,000           50,301
                                                                                                                -----------
                                                                                                                    502,828
                                                                                                                -----------
  HOTELS - 10.2%
      Bally Park Place Funding .......................            9.250%       03/15/2004           50,000           54,000
      Caesars World ..................................            8.875%       08/15/2002          170,000          179,563
      California Hotels Finance ......................           11.000%       12/01/2002           75,000           78,750
      John Q. Hammons Hotels .........................            8.875%       02/15/2004           30,000           28,913
      Wyndham Hotel Corporation ......................           10.500%       05/15/2006           75,000           78,375
                                                                                                                -----------
                                                                                                                    419,601
                                                                                                                -----------
  DRUGS & HEALTH CARE - 9.8%
      Abbey Healthcare Group .........................            9.500%       11/01/2002           25,000           25,875
      Hook-SupeRx, Incorporated ......................           10.125%       06/01/2002          140,000          149,951
      Manor Care, Incorporated .......................            7.500%       06/15/2006           90,000           90,447
      Paraclesus Healthcare Corporation ..............           10.000%       08/15/2006           75,000           77,531
      Quorum Health Group, Incorporated ..............           11.875%       12/15/2002            5,000            5,538
      Smith's Food & Drug Centers, Incorporated ......           11.250%       05/15/2007           50,000           53,500
                                                                                                                -----------
                                                                                                                    402,842
                                                                                                                -----------
  ASSET BACKED - 7.3%
      Chrysler Financial Corporation Grantor
        Trust, Series 11A, Class A ...................            8.900%       08/15/1997          115,151          117,211
      General Motors Acceptance Corporation
        Series 1994-A, Class A .......................            6.300%       06/15/1999           25,450           25,569
      Olympic Automobile Receivables Trust,
        Series 1996-B ................................            6.900%       02/15/2004          120,000          120,880
      Standard Credit Card Master Trust I,
        Series 1993-2, Class A .......................            5.950%       10/07/2004           40,000           37,725
                                                                                                                -----------
                                                                                                                    301,385
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                SENECA BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST      MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                      RATE          DATE            AMOUNT             VALUE
             ------------------                      ----          ----            ------             -----
  CORPORATE BONDS  (CONTINUED)
  BROADCASTING - 7.1%
      Chancellor Broadcasting Corporation           12.500%       10/01/2004      $    50,000      $    56,250
      EZ Communication, Incorporated ....            9.750%       12/01/2005           50,000           50,875
      Jacor, Incorporated ...............           10.125%       06/15/2006          100,000          104,375
      Young Broadcasting Corporation ....           11.750%       11/15/2004           75,000           81,375
                                                                                                   -----------
                                                                                                       292,875
                                                                                                   -----------
  AIRLINES - 6.4%
      Alaska Airlines, Incorporated .....            9.500%       04/12/2010          125,628          129,683
      United Airlines, Incorporated .....           10.110%       02/19/2006           23,493           26,816
      United Airlines, Incorporated .....            9.760%       05/27/2006           96,024          107,570
                                                                                                   -----------
                                                                                                       264,069
                                                                                                   -----------
  MULITMEDIA - 6.3%
      Cablevision Industries Corporation             9.250%       04/01/2008           20,000           20,600
      Cablevision Industries Corporation            10.750%       01/30/2002           70,000           74,900
      Continental Cablevision ...........           10.625%       06/15/2002           90,000           96,751
      Continental Cablevision ...........            8.300%       05/15/2006           30,000           31,112
      Time Warner Incorporated ..........            9.125%       01/15/2013           35,000           37,104
                                                                                                   -----------
                                                                                                       260,467
                                                                                                   -----------
  REAL ESTATE - 6.2%
      ERP Operating Limited Partnership .            7.570%       08/15/2026          150,000          148,852
      Spieker Properties, Incorporated ..            8.000%       07/19/2005          100,000          100,544
      Property Trust America ............            6.875%       02/15/2008            5,000            4,771
                                                                                                   -----------
                                                                                                       254,167
                                                                                                   -----------
  RETAIL STORES - 5.1%
      Orchard Supply Hardware Corporation            9.375%       02/15/2002          100,000          106,500
      Saks Holdings, Incorporated .......            5.500%       09/15/2006          100,000          105,125
                                                                                                   -----------
                                                                                                       211,625
                                                                                                   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                SENECA BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER                             INTEREST      MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                             RATE          DATE            AMOUNT               VALUE
             ------------------                             ----          ----            ------               -----
CORPORATE BONDS (CONTINUED)
  OFFICE SUPPLIES - 4.6%
      Corporate Express Incorporated ........              9.125%         03/15/2004      $      75,000      $      74,719
      Scottsman Group .......................              9.500%         12/15/2000             40,000             40,800
      Xerox Corporation .....................              6.080%         05/05/1999             75,000             74,949
                                                                                                             -------------
                                                                                                                   190,468
                                                                                                             -------------
  THEATERS - 3.8%
      Act III Theaters, Incorporated ........             11.875%         02/01/2003             75,000             82,031
      Plitt Theaters, Incorporated ..........             10.875%         06/15/2004             75,000             75,750
                                                                                                             -------------
                                                                                                                   157,781
                                                                                                             -------------
  AUTOMOBILE PARTS - 2.5%
      Speedy Muffler King, Incorporated .....             10.875%         10/01/2006            100,000            103,250
                                                                                                             -------------
  OTHER - 2.2%
      SFP Pipeline Holdings .................             11.160%         08/15/2010             75,000             90,782
                                                                                                             -------------
  COMMERCIAL SERVICES - 1.3%
      Iron Mountain, Incorporated ...........             10.125%         10/01/2006             50,000             51,500
                                                                                                             -------------
  INDUSTRIAL - 0.8%
      MVE, Incorporated .....................             12.500%         02/15/2002             30,000             32,700
                                                                                                             -------------
  TELECOMMUNICATIONS - 0.7%
      Comcast Cellular Corporation ..........               0.00%         03/05/2000             40,000             28,500
                                                                                                             -------------
      TOTAL CORPORATE BONDS (COST $3,518,045)                                                                    3,564,840
                                                                                                             -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                SENECA BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER                                  INTEREST      MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                                  RATE          DATE            AMOUNT            VALUE
             ------------------                                  ----          ----            ------            -----
U.S. GOVERNMENT AGENCIES - 6.5%
  COLLATERALIZED MORTGAGE OBLIGATIONS - 5.9%
      Federal Home Loan Mortgage Corporation,
          REMIC, Series 151, Class E ..............            9.000%       09/15/2020      $    45,757      $    46,900
      Federal Home Loan Mortgage Corporation,
          REMIC, Series 1032, Class E .............            8.750%       12/15/2020           42,284           43,759
      Federal National Mortgage Association,
           REMIC, Series 1991-31, Class K .........            6.500%       04/25/2019            5,413            5,400
      Federal National Mortgage Association,
          REMIC, Series 1989-80, Class E ..........            9.000%       09/25/2018          103,481          106,870
      Federal National Mortgage Association,
          Interest Only, Series 1993-179, Class S .            2.969%       10/25/2023          776,902           38,845
                                                                                                             -----------
                                                                                                                 241,774
                                                                                                             -----------
 MORTGAGE-BACKED PASS-THROUGH SECURITY - 0.6%
      Government National Mortgage
       Association, Pool #408215 ..................            7.000%       02/15/2026           24,838           23,945
                                                                                                             -----------
     TOTAL U.S. GOVERNMENT AGENCIES (COST $264,937)                                                              265,719
                                                                                                             -----------
FOREIGN BONDS - 1.3%
  CORPORATE - 0.7%
      Banco Nacional De Comercio ..................            7.500%       07/01/2000           30,000           28,688
                                                                                                             -----------
  GOVERNMENT - 0.6%
      Republic of Brazil ..........................            6.688%       01/01/2001           27,300           26,141
                                                                                                             -----------
      TOTAL FOREIGN BONDS (COST $52,801) ..........                                                               54,829
                                                                                                             -----------

                                                                SHARES        VALUE
                                                                ------        -----
  WARRANTS - 0.0% (COST $0)
      MVE, Incorporated ...............................             30              0
                                                                            ---------
      TOTAL INVESTMENTS IN SECURITIES (COST $3,835,783)                     3,885,388
                                                                            ---------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                SENECA BOND FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-

               NAME OF ISSUER                          INTEREST         MATURITY       PRINCIPAL
             AND TITLE OF ISSUE                          RATE            DATE            AMOUNT       VALUE
             ------------------                          ----            ----            ------       -----
SHORT TERM INVESTMENT - 1.1% (COST $45,624)
  REPURCHASE AGREEMENT
      State Street Bank and Trust Company, 4.00%, to be repurchased at $45,629 on 10/1/96 (collateralized by $51,000 par value U.S. Treasury Note 6.25%
      due 8/15/23,
      with a value of $46,665) ............................................                       $      45,624
                                                                                                  -------------
TOTAL INVESTMENTS (COST $3,881,407*)                                                     95.4%        3,931,012
OTHER ASSETS LESS LIABILITIES                                                             4.6%          191,582
                                                                                        ------    -------------
NET ASSETS                                                                              100.0%    $   4,122,594
                                                                                        ======    =============

  *AT SEPTEMBER 30, 1996, THE AGGREGATE COST OF INVESTMENT SECURITIES FOR INCOME TAX PURPOSES WAS $3,876,922. NET UNREALIZED APPRECIATION AGGREGATED $54,090, OF WHICH $63,064 RELATED TO APPRECIATED INVESTMENT SECURITIES AND $8,974 RELATED TO DEPRECIATED INVESTMENT SECURITIES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                       SENECA REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

               NAME OF ISSUER
             AND TITLE OF ISSUE                                   SHARES     VALUE
             ------------------                                   ------     -----
COMMON STOCKS - 96.4%
  FINANCIAL SERVICES - 11.8%
      Federal National Mortgage Association .............         3,000      $104,625
      Thornburg Mortgage Association ....................         3,000        48,750
                                                                             --------
                                                                              153,375
                                                                             --------
  HOTELS AND RESTAURANTS - 7.8%
      Circus Circus Entertainment (1) ...................         1,000        35,375
      ITT Corporation (1) ...............................         1,500        65,437
                                                                             --------
                                                                              100,812
                                                                             --------
  REAL ESTATE INVESTMENT TRUSTS - 76.8%
      Ambassador Apartments, Incorporated ...............         1,100        19,663
      Apartment Investment and Management Company Class A         1,170        24,570
      Avalon Properties Incorporated ....................         1,100        25,575
      Burnham Pacific Properties ........................         2,100        24,675
      Cali Realty Company ...............................         1,000        27,125
      Centerpoint Properties ............................         1,000        26,875
      Del Webb Corporation ..............................         1,100        19,113
      Developers Diversified Realty .....................         1,000        32,125
      Equity Residential Properties .....................         1,000        35,750
      Felcor Suite Hotels Incorporated ..................         3,275       105,619
      First Industrial Realty Trust Incorporated ........         4,100       106,088
      Gables Residential Trust ..........................         2,121        51,699
      Highwoods Properties Incorporated .................         1,075        32,653
      Irvine Apartment Communities Incorporated .........         2,136        47,259
      Kaufman & Broad Home Corporation ..................         1,500        19,500
      Liberty Property Trust ............................         5,150       112,013
      Manufactured Home Communities .....................         2,800        53,900
      Pacific Gulf Properties Incorporated ..............         1,050        19,556
      Patriot American Hospitality Incorporated .........         2,080        69,940
      Post Properties Incorporated ......................         1,000        36,625
      Security Capital Pacific Trust ....................         1,100        23,237
      Simon Debartolo Group, Incorporated ...............         1,115        28,432


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                       SENECA REAL ESTATE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996
                                   -CONTINUED-


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                           SHARES       VALUE
             ------------------                                                           ------       -----
  REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      Speiker Properties Incorporated ........................................            1,000        $    29,375
      Wellsford Residential Properties .......................................            1,100             24,200
                                                                                                       -----------
                                                                                                           995,567
                                                                                                       -----------
TOTAL COMMON STOCKS (COST $1,185,588) ........................................                           1,249,754
                                                                                                       -----------
SHORT TERM INVESTMENT - 5.7% (COST $73,561)
  REPURCHASE AGREEMENT
      State Street Bank and Trust Company, 4.00%, to be repurchased at $73,569 on 10/1/96 (collateralized by $90,000 par value U.S. Treasury Note 6.25%
      due 8/15/23, with a value of $82,350) ..................................                              73,561
                                                                                                       -----------
TOTAL INVESTMENTS (COST $1,259,149*) .........................................            102.1%         1,323,315
OTHER ASSETS LESS LIABILITIES ................................................             (2.1)%          (27,752)
                                                                                    -----------        -----------
NET ASSETS ...................................................................            100.0%       $ 4,122,594
                                                                                    ===========        ===========


(1) Non-income producing security.

 *At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $1,263,000. Net unrealized appreciation aggregated $60,315, of which $70,237 related to appreciated investment securities and $9,922 related to depreciated investment securities.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

                                                                      MID-CAP                         REAL ESTATE
                                                     GROWTH          "EDGE"(SM)         BOND           SECURITIES
                                                      FUND             FUND             FUND              FUND
                                                   -----------      -----------      -----------      -----------
ASSETS
   Investments in securities, at value
       (Note 2) .............................      $11,771,853      $ 7,853,723      $ 3,885,388      $ 1,249,754
   Investments in repurchase agreements,
        at cost and value ...................        2,614,206        1,885,039           45,624           73,561
   Cash .....................................            5,200               --               --               --
   Dividends and interest receivable ........            6,927            2,722           68,714            8,165
   Receivable for securities sold ...........               --           34,091           77,595          104,073
   Receivable for Fund shares sold ..........           40,450               --           72,876               --
   Deferred organizational costs (Note 5) ...           64,403           62,038           64,403           64,403
                                                   -----------      -----------      -----------      -----------
     TOTAL ASSETS ...........................       14,503,039        9,837,613        4,214,600        1,499,956
                                                   -----------      -----------      -----------      -----------
LIABILITIES
   Payable for securities purchased .........        1,058,666        1,005,824           50,000          162,109
   Due to custodian .........................               --               --              695              786
   Organizational costs payable to
          Investment Manager (Note 5) .......           24,833           18,212           11,368           15,680
   Trustees fees payable (Note 3) ...........            2,496            2,497            2,496            2,496
   Distribution fees payable (Note 3) .......              167              304               45               51
   Other accrued expenses ...................           30,951           27,627           27,402           23,271
                                                   -----------      -----------      -----------      -----------
     TOTAL LIABILITIES ......................        1,117,113        1,054,464           92,006          204,393
                                                   -----------      -----------      -----------      -----------
     NET ASSETS .............................      $13,385,926      $ 8,783,149      $ 4,122,594      $ 1,295,563
                                                   ===========      ===========      ===========      ===========
NET ASSETS
   Capital paid-in ..........................      $11,750,432      $ 7,665,195      $ 4,039,868      $ 1,215,584
   Undistributed net investment  income .....           50,611           22,765           19,427           18,381
   Accumulated net realized gain (loss) on
        investments .........................          965,464           77,414           13,694           (2,568)
   Net unrealized appreciation of investments          619,419        1,017,775           49,605           64,166
                                                   -----------      -----------      -----------      -----------
     NET ASSETS .............................      $13,385,926      $ 8,783,149      $ 4,122,594      $ 1,295,563
                                                   ===========      ===========      ===========      ===========
   INSTITUTIONAL SHARES:
     Net assets .............................      $12,919,525      $ 7,427,656      $ 3,926,664      $ 1,073,080
      Total shares outstanding ..............          940,105          496,095          389,207           96,708
   NET ASSET VALUE, offering and redemption
     price per Institutional share ..........      $     13.74      $     14.97      $     10.09      $     11.10
                                                   ===========      ===========      ===========      ===========
   ADMINISTRATIVE SHARES:
     Net assets .............................      $   466,401      $ 1,355,493      $   195,930      $   222,483
      Total shares outstanding ..............           34,222           90,756           19,419           20,085
   NET ASSET VALUE, offering and redemption
     price per Administrative share .........      $     13.63      $     14.94      $     10.09      $     11.08
                                                   ===========      ===========      ===========      ===========
   INVESTMENTS IN SECURITIES, AT COST .......      $11,152,434      $ 6,835,948      $ 3,835,783      $ 1,185,588


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                            STATEMENTS OF OPERATIONS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996*

                                                                        MID-CAP                          REAL ESTATE
                                                    GROWTH            "EDGE"(SM)          BOND           SECURITIES
                                                     FUND                FUND             FUND              FUND
                                                     ----                ----             ----              ----
INVESTMENT INCOME
   Dividends (a) ............................      $    39,023       $     3,223       $        --       $     9,376
   Interest .................................           29,201            23,592           100,397             1,258
                                                   -----------       -----------       -----------       -----------
     TOTAL INCOME ...........................           68,224            26,815           100,397            10,634
                                                   -----------       -----------       -----------       -----------
EXPENSES
   Management fee (Note 3) ..................           30,334            18,471             6,283             1,630
   Administrative fee (Note 3) ..............           35,112            34,955            35,001            34,976
   Transfer agent fees ......................           33,009            25,710            23,420            17,821
   Custodian fees ...........................           13,381            13,163            12,103             9,150
   Distribution fees (Note 3) ...............              228               507                68                78
   Registration and filing fees .............            3,763             2,677             1,590               530
   Audit fees ...............................            1,457             1,457             1,457             1,457
   Legal fees ...............................           13,750            13,750            13,750            13,750
   Trustees fees ............................            4,996             4,997             4,996             4,996
   Amortization of organization expenses
         (Note 5) ...........................           24,837            24,702            24,837            24,837
   Other ....................................              130               122               130               130
                                                   -----------       -----------       -----------       -----------
   Expenses before waiver
        and reimbursement ...................          160,997           140,511           123,635           109,355
   Fees waived and expenses reimbursed by ...
        Investment Manager (Note 3) .........         (123,564)         (117,273)         (115,284)         (107,126)
   Fees paid indirectly (Note 2) ............           (1,535)           (1,038)           (1,103)              (96)
                                                   -----------       -----------       -----------       -----------
     TOTAL EXPENSES .........................           35,898            22,200             7,248             2,133
                                                   -----------       -----------       -----------       -----------
     NET INVESTMENT INCOME ..................           32,326             4,615            93,149             8,501
                                                   -----------       -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ..          965,464            77,414            13,694            (2,568)
   Change in net unrealized appreciation
      of investments ........................          619,419         1,017,775            49,605            64,166
                                                   -----------       -----------       -----------       -----------
     NET REALIZED AND UNREALIZED
        GAIN ON INVESTMENTS .................        1,584,883         1,095,189            63,299            61,598
                                                   -----------       -----------       -----------       -----------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..............      $ 1,617,209       $ 1,099,804       $   156,448       $    70,099
                                                   ===========       ===========       ===========       ===========
     (a) Net of foreign withholding taxes of:      $       120       $        76       $        --       $        --
                                                   ===========       ===========       ===========       ===========

*The Growth, Mid-Cap "EDGE"(SM), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996*

                                                                                  MID-CAP                          REAL ESTATE
                                                                   GROWTH        "EDGE"(SM)         BOND            SECURITIES
                                                                    FUND           FUND             FUND                FUND
                                                                    ----           ----             ----                ----
INCREASE IN NET ASSETS
   From operations:
     Net investment income ...............................      $    32,326      $     4,615      $    93,149       $     8,501
     Net realized gain (loss) on investments .............          965,464           77,414           13,694            (2,568)
     Change in net unrealized appreciation
       of investments ....................................          619,419        1,017,775           49,605            64,166
                                                                -----------      -----------      -----------       -----------
     Net increase in net assets
       resulting from operations .........................        1,617,209        1,099,804          156,448            70,099
     Dividends to shareholders from net investment income:
       Administrative Shares .............................               --               --           (1,994)           (1,227)
       Institutional Shares ..............................               --               --          (90,013)           (7,178)
   Net increase from Fund share
          transactions (Note 6) ..........................       11,743,717        7,658,345        4,033,153         1,208,869
                                                                -----------      -----------      -----------       -----------
       TOTAL INCREASE ....................................       13,360,926        8,758,149        4,097,594         1,270,563
   Net Assets
     Beginning of period .................................           25,000           25,000           25,000            25,000
                                                                -----------      -----------      -----------       -----------
     End of period (a) ...................................      $13,385,926      $ 8,783,149      $ 4,122,594       $ 1,295,563
                                                                ===========      ===========      ===========       ===========
   (a) Including undistributed net investment
            income .......................................      $    50,611      $    22,765      $    19,427       $    18,381

*The Growth, Mid-Cap "EDGE"(SM), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       SENECA FUNDS - INSTITUTIONAL SHARES
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30, 1996*

                                                                        MID-CAP                                     REAL ESTATE
                                                GROWTH                "EDGE"(SM)                BOND                 SECURITIES
                                                  FUND                    FUND                  FUND                    FUND
                                            ----------------       ----------------       ----------------        ----------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $          10.00       $          10.00       $          10.00        $          10.00
                                            ----------------       ----------------       ----------------        ----------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (1) .......                  0.03                   0.01                   0.31                    0.13
     Net Realized and Unrealized Gain
       on Investments ................                  3.71                   4.96                   0.08                    1.10
                                            ----------------       ----------------       ----------------        ----------------
     TOTAL FROM INVESTMENT OPERATIONS                   3.74                   4.97                   0.39                    1.23
                                            ----------------       ----------------       ----------------        ----------------
Distributions to Shareholders from
     Net Investment Income ...........                    --                     --                  (0.30)                  (0.13)
                                            ----------------       ----------------       ----------------        ----------------
NET ASSET VALUE AT END OF PERIOD .....      $          13.74       $          14.97       $          10.09        $          11.10
                                            ================       ================       ================        ================
TOTAL RETURN (2) .....................                 37.40%                 49.70%                  4.02%                  12.39%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period ..........      $     12,919,525       $      7,427,656       $      3,926,664        $      1,073,080
     Ratio of Operating Expenses to
        Average Net Assets (3)(4) ....                  0.81%                  0.90%                  0.56%                   1.00%
     Ratio of Net Investment Income to
        Average Net Assets (3) .......                  0.76%                  0.27%                  7.54%                   4.39%
     Portfolio Turnover Rate .........                 87.66%                 72.34%                 52.82%                  30.70%
     Average Commission Rate (5) .....      $         0.0598       $         0.0595                    N/A        $         0.0564

*The Growth, Mid-Cap "EDGE"(SM), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) for the Growth Fund; $(0.19) for Mid-Cap "EDGE"SM Fund; $(0.05) for the Bond Fund; and $(1.45) for the Real Estate Securities Fund.

(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.

(3) Annualized.

(4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.49% for the Growth Fund; 5.73% for Mid-Cap "EDGE"SM Fund; 9.31% for the Bond Fund; and 53.04% for the Real Estate Securities Fund.

(5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                      SENECA FUNDS - ADMINISTRATIVE SHARES
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30, 1996*

                                                                           MID-CAP                                    REAL ESTATE
                                                       GROWTH            "EDGE"(SM)                BOND               SECURITIES
                                                        FUND                FUND                   FUND                  FUND
                                                  ---------------      ---------------       ---------------       ---------------
NET ASSET VALUE AT BEGINNING OF PERIOD ......     $         10.00      $         10.00       $         10.00       $         10.00
                                                  ---------------      ---------------       ---------------       ---------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss) (1) .......                  --                (0.01)                 0.29                  0.13
     Net Realized and Unrealized Gain
        on Investments ......................                3.63                 4.94                  0.09                  1.08
                                                  ---------------      ---------------       ---------------       ---------------
     TOTAL FROM INVESTMENT OPERATIONS .......                3.63                 4.93                  0.39                  1.21
                                                  ---------------      ---------------       ---------------       ---------------
Distributions to Shareholders from
     Net Investment Income ..................                  --                   --                 (0.29)                (0.13)
                                                  ---------------      ---------------       ---------------       ---------------
NET ASSET VALUE AT END OF PERIOD ............     $         13.63      $         14.93       $         10.09       $         11.08
                                                  ===============      ===============       ===============       ===============
TOTAL RETURN (2) ............................               36.30%               49.30%                 3.86%                12.22%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period ............     $       466,401      $     1,355,493       $       195,930       $       222,483
     Ratio of Operating Expenses to
        Average Net Assets (3) (4) ..........                1.46%                1.55%                 1.21%                 1.65%
     Ratio of Net Investment Income (Loss) to
        Average Net Assets (3) ..............                0.16%               (0.46)%                6.46%                 4.61%
     Portfolio Turnover Rate ................               87.66%               72.34%                52.82%                30.70%
     Average Commission Rate (5) ............     $        0.0598      $        0.0595                   N/A       $        0.0564

*The Growth, Mid-Cap "EDGE"(SM), Bond, and Real Estate Securities Funds commenced investment operations on March 10, 1996, March 10, 1996, March 7, 1996, and March 12, 1996, respectively.

(1)Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the Investment Manager (see Note 3 to the financial statements). If the Investment Manager had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.34) for the Growth Fund; $(0.20) for Mid-Cap "EDGE"SM Fund; $(1.41) for the Bond Fund; and $(1.96) for the Real Estate Securities Fund.

(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the advisor.

(3) Annualized.

(4) If the Investment Manager had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 14.01% for the Growth Fund; 9.73% for Mid-Cap "EDGE" SM Fund; 39.23% for the Bond Fund; and 73.01% for the Real Estate Securities Fund.

(5) The average commission paid is applicable for the Funds that invest greater than 10% of average net assets in equity securities transactions on which commissions are charged.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                  SENECA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

NOTE 1 - ORGANIZATION

Seneca Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Delaware business trust on December 18, 1995. The Trust consists of four series: Seneca Growth Fund, Seneca Mid-Cap "EDGE"SM Fund, Seneca Bond Fund and Seneca Real Estate Securities Fund (individually, the "Fund," and collectively, the "Funds.") The Board of Trustees has authorized each Fund to issue two classes of common shares: Administrative Shares and Institutional Shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last sales price on the exchange on which they are traded most extensively; or if no sales are reported, at the mean between the most recent high bid and the most recent low asked quotations (the "Calculated Mean") on such exchange. Securities traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at the most recent sales price reported on such system on the valuation date or, if there are no sales reported, the Calculated Mean based on quotations reported on Nasdaq. Securities not quoted on Nasdaq but traded in an over-the-counter market will be valued at the most recent sale price if the sales price for any sales of the security on the valuation date are reported on such market or, if there are no such sales, the Calculated Mean based on quotations reported on such market. In each case, if there is no Calculated Mean, the value shall be the most recent bid quotation on the relevant market. Fixed income securities, other than those having a maturity of 60 days or less, are valued on the basis of quotes obtained from brokers or pricing services. Short-term investments having a maturity of 60 days or less will be valued at amortized cost. If, in the Investment Manager's opinion, the fair market value of an investment cannot be determined pursuant to the foregoing procedures, the value will be an amount that, in the opinion of the Trustees, represents the fair market value determined based on all available information.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed upon price. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. Security pledged as collateral for the repurchase agreement are held by the Fund's Custodian until maturity date of the repurchase agreement. The Fund's risk is the ability of the seller to pay the agreed-upon price on delivery date. The Trustees have established criteria to evaluate the creditworthiness of parties with whom the Funds may enter into repurchase agreements. The Funds limit the repurchase agreements to securities issued by the United States Government, its agencies, and its instrumentalities. The market value of the underlying security throughout the term of the agreement will always equal or exceed the agreed-upon repurchase price.

SECURITY TRANSACTIONS, INVESTMENT INCOME and EXPENSES: Investment security transactions are recorded as of trade date. Realized gains and losses on investment security sales are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded daily on an accrual basis. Fund expenses not directly attributable to a specific fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated between the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution or services provided to a particular class are allocated to that class. Investment income and realized and unrealized gains/losses are allocated between the classes on the basis of net assets of each class.

                                  SENECA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income on shares of the Seneca Bond Fund are determined at the class level and are declared and paid monthly. Dividends from net investment income on shares of the Seneca Real Estate Securities Fund are determined at the class level and are declared and paid quarterly. Dividends from net investment income on shares of the Seneca Growth Fund and Seneca Mid-Cap "EDGE"SM Fund are determined at the class level and are declared and paid annually. Each Fund distributes net realized capital gains, if any, at least annually.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

Income and capital gain distribution requirements are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatment for organizational expenses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid-in. Undistributed net investment income and accumulated net realized gain (loss) may include temporary book and tax basis differences which will reverse in a subsequent period.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

FEES PAID INDIRECTLY: Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expense, and reflect the amount of such credits as a reduction in total expenses.

NOTE 3 - AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Management Agreement with GMG/Seneca Capital Management LLC ("GMG/Seneca"), under which GMG/Seneca manages the investments of each Fund. For its services, GMG/Seneca receives a fee from each Fund at an annual percentage of the average daily net assets of each Fund. Such investment management fees are 0.70%, 0.80%, 0.50%, and 0.85% for the Growth Fund, Mid-Cap "EDGE"(SM) Fund, Bond Fund, and Real Estate Securities Fund, respectively.

The Trust has a Distribution and Services Agreement (the "Agreement") with Genesis Merchant Group Securities LLC ("GMG Securities") and Seneca Distributors LLC ("Seneca Distributors"), affiliates of GMG/Seneca, under which GMG Securities and Seneca Distributors serve as the distributors and principal underwriters of each Fund's shares. Pursuant to the Agreement, GMG Securities and Seneca Distributors receive an aggregate fee from each Fund at an annual rate of 0.25% of the average daily net assets attributable to the Administrative Shares of each Fund.

                                  SENECA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   (CONTINUED)

The Trust has an Administrative Services Agreement with GMG/Seneca pursuant to which GMG/Seneca is responsible for the day-to-day administrative functions of the Trust. For these services, GMG/Seneca receives a fee from each Fund at an annual rate of 0.08% of the first $125 million, 0.06% of the next $125 million, and 0.04% thereafter, subject to certain minimums which GMG/Seneca has agreed to waive through September 30, 1996. GMG/Seneca has entered into an agreement with State Street Bank & Trust Company ("State Street") to provide most of the administrative functions for the Trust.

GMG/Seneca has agreed to voluntarily waive its Management and Administrative fees and reimburse other operating expenses of each Fund (other than certain extraordinary or nonrecurring expenses) until the earlier of March 31, 1997, or such time as the Trust's aggregate assets exceed $60 million, to the extent necessary to prevent the expenses for each Fund and class from exceeding the following percentages of average daily assets:

         FUND                          ADMINISTRATIVE CLASS            INSTITUTIONAL CLASS
         ----                          --------------------            -------------------
         Seneca Growth                         1.50 %                         0.85 %
         Seneca Mid-Cap "EDGE"(SM)             1.60                           0.95
         Seneca Bond                           1.30                           0.65
         Seneca Real Estate Securities         1.70                           1.05

For the period ended September 30, 1996, GMG/Seneca waived and reimbursed expenses as follows:

                                           MANAGEMENT       ADMINISTRATIVE          EXPENSES
                                          FEES WAIVED          FEES WAIVED        REIMBURSED          TOTAL
                                          -----------          -----------        ----------          -----
Seneca Growth                                $ 30,334             $ 35,112          $ 58,118      $ 123,564
Seneca Mid-Cap "EDGE"(SM)                      18,471               34,955            63,847        117,273
Seneca Bond                                     6,283               35,001            74,000        115,284
Seneca Real Estate Securities                   1,630               34,976            70,520        107,126

Each Trustee of the Trust who is not an interested person receives a fee of $2,500 for each regular, quarterly meeting attended and is reimbursed for expenses incurred in connection with such attendance.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short term securities, for the Trust, for the period ended September 30, 1996 were as follows:

                                  SENECA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   (CONTINUED)

                                                    NON-                               NON-
                                                 GOVERNMENT        GOVERNMENT       GOVERNMENT        GOVERNMENT
                                                  PURCHASES         PURCHASES          SALES             SALES
                                                  ---------         ---------          -----             -----
Seneca Growth Fund..........................   $  16,372,674    $           -     $   6,183,702    $           -
Seneca Mid-Cap "EDGE"(SM) Fund..............       9,342,337                -         2,583,204                -
Seneca Bond Fund............................       4,716,591          404,211         1,096,802          100,400
Seneca Real Estate Securities Fund..........       1,213,804           92,765           113,636                -

NOTE 5 - ORGANIZATION COSTS

The Trust bears all costs in connection with its organization. The organization costs are amortized on a straight-line basis over a period of sixty months from the commencement of investment operations. The costs associated with state registration of shares will be amortized on a straight-line basis over a period of twelve months. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization and state registration costs.

NOTE 6 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for the period from commencement of investment operations through September 30, 1996 are as follows:

                               INSTITUTIONAL SHARES                   ADMINISTRATIVE SHARES
                              Shares          Dollars               Shares           Dollars
                          ------------       ------------       ------------       ------------
GROWTH FUND (1)
     Shares sold ...           944,161       $ 11,381,266             55,186       $    721,427
     Shares redeemed            (5,306)           (70,645)           (22,214)          (288,331)
                          ------------       ------------       ------------       ------------
     Net increase ..           938,855       $ 11,310,621             32,972       $    433,096
                          ============       ============       ============       ============

                                    INSTITUTIONAL SHARES                ADMINISTRATIVE SHARES
                                   Shares          Dollars            Shares           Dollars
                               -----------       -----------       -----------       -----------
MID-CAP "EDGE"(SM) FUND (1)
     Shares sold ........          509,221       $ 6,613,122           104,231       $ 1,422,572
     Shares redeemed ....          (14,376)         (188,718)          (14,725)         (188,631)
                               -----------       -----------       -----------       -----------
     Net increase .......          494,845       $ 6,424,404            89,506       $ 1,233,941
                               ===========       ===========       ===========       ===========

                                  SENECA FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   (CONTINUED)

NOTE 6- CAPITAL STOCK TRANSACTIONS (CONTINUED)

                                                        INSTITUTIONAL SHARES             ADMINISTRATIVE SHARES
                                                       Shares          Dollars         Shares           Dollars
                                                       ------          -------         ------           -------
BOND FUND (2)
     Shares sold........................               385,776        $3,831,086         18,065         $179,966
     Shares issued upon reinvestment of
       dividends........................                 8,635            85,975            104            1,031
     Shares redeemed....................                (6,454)          (64,905)             -                -
                                                   ------------    --------------   -----------     ------------
     Net increase.......................               387,957        $3,852,156         18,169         $180,997
                                                   ===========     =============    ===========     ============

                                                        INSTITUTIONAL SHARES             ADMINISTRATIVE SHARES
                                                       Shares          Dollars         Shares           Dollars
                                                       ------          -------         ------           -------
REAL ESTATE SECURITIES FUND (3)
     Shares sold........................                94,875        $1,001,801         18,779         $200,099
     Shares issued upon reinvestment of
       dividends........................                   583             6,370             56              599
     Shares redeemed....................                     -                 -              -                -
                                                   -----------     -------------    -----------     ------------
     Net increase.......................                95,458        $1,008,171         18,835         $200,698
                                                   ===========     =============    ===========     ============

(1) Fund commenced investment operations on March 10, 1996.
(2) Fund commenced investment operations on March 7, 1996.
(3) Fund commenced investment operations on March 12, 1996.

NOTE 7 - SHARES OF BENEFICIAL INTEREST

At September 30, 1996, certain shareholders were record owners of more than 10% of total outstanding shares of the following Funds:

NAME OF PORTFOLIO                           NUMBER OF                          PERCENTAGE OF
                                          SHAREHOLDERS                         SHARES OWNED
---------------------------------------------------------------------------------------------
Growth Fund                                     1                                   18%
Mid-Cap "EDGE"(SM) Fund                         1                                   22%
Bond Fund                                       1                                   31%
Real Estate Securities Fund                     3                                   54%

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and the Shareholders of Seneca Funds:



We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Seneca Growth Fund, Seneca Mid-Cap "EDGE"(SM) Fund, Seneca Bond Fund, and Seneca Real Estate Securities Funds (the Funds) as of September 30, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the periods then ended in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



San Francisco, California
October 22, 1996

                                    APPENDIX

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                  Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation

MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

                  Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                  S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

                  Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

                  The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                    GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.


         (a) Financial Statements as of and for the periods ending September 30, 1996:



             Part A: Financial Highlights for the period ending September 30,
                     1996



             Part B: For each of the Seneca Growth Fund, the Seneca Mid-Cap EDGE
                     Fund, the Seneca Bond Fund and the Seneca Real Estate Securities Fund: Schedule of Investments as of September 30, 1996; Statements of Assets and Liabilities as of September 30, 1996; Statements of Operations for the year ended September 30, 1996; Financial Highlights for a Share Outstanding Throughout the Period Ended September 30, 1996; Notes to Financial Statements; and Independent Auditors' Report on the foregoing.


         (b) Exhibits:

             1.       (a)     Agreement and Declaration of Trust.*

             1.       (b)     Certificate of Trust.*

             2.       By-Laws.*

             3.       None.


             4. Instruments defining shareholder rights incorporated by reference to Exhibits 1 and 2 above.


             5. Form of Investment Management Agreement (the "Investment Management Agreement") between the Registrant, on behalf of Seneca Growth Fund, Seneca Mid-Cap "EDGE"(sm) Fund, Seneca Bond Fund, and Seneca Real Estate Securities Fund, on the one hand, and GMG/Seneca Capital Management, LLC ("GMG/Seneca") on the other.


             6. Form of Distribution Agreement (the "Distribution Agreement") among the Registrant, Genesis Merchant Group Securities, L.P. and Seneca Distributors, LLC ("Seneca Distributors").**


--------

     *Incorporated by reference to Registrant's Registration Statement on Form N-1A dated December 18, 1995.

     **Incorporated by reference to Pre-effective Amendment No. 1 to Registrant's Registration Statement dated February 13, 1996.

            7.       None.

            8. Form of Custody and Investment Accounting Agreement (the "Custody Agreement") between the Registrant and Investors Fiduciary Trust Company ("IFTC").**

            9.       (a)     Form of Transfer Agency and Service Agreement (the
                             "Transfer Agency Agreement") between the Registrant and IFTC.**
                     (b)     Form of Administration Agreement
                             (the "Administration Agreement")
                             between the Registrant, on behalf of
                             Seneca Growth Fund, Seneca Mid-Cap
                             "EDGE"(sm) Fund, Seneca Bond Fund, and
                             Seneca Real Estate Securities Fund,
                             on the one hand, and GMG/Seneca on
                             the other.
                     (c)     Form of Sub-Administration Agreement (the "Sub-
                             Administration Agreement") between the Registrant,
                             GMG/Seneca and State Street Bank and Trust Company.


            10.      Opinion and consent of Morris, Nichols, Arsht & Tunnell.***



            11.      Consent of Deloitte & Touche LLP, Independent Public
                     Accountants.


            12.      None.


            13. Form of Share Purchase Agreement between Registrant and GMG/Seneca Capital Management, L.P. (the "Share Purchase Agreement").***



            14.      None.



            15.      (a)     Form of Distribution Plan Pursuant to Rule 12b-1**


                     (b)     Distribution Agreement.**


            16. Schedule for computation of each performance quotation provided in response to Item 22



            17.      Financial Data Schedules


            18.      Form of Rule 18f-3 Plan.**

--------

     * Incorporated by reference to Registrant's Registration Statement on Form N-1A dated December 18, 1995.

    ** Incorporated by reference to pre-effective Amendment No. 1 to Registrant's Registration Statement dated February 13, 1996.

   *** Incorporated by reference to pre-effective Amendment No. 2 to Registrants' Registration dated February 29, 1996.

                19. Powers of Attorney for Sandra J. Westhoff, Ronald K. Jacks, Melinda Ellis Evers, Paul E. Erdman, Mary Ann Cusenza and Victor Guinasso.***


Item 25. Persons Controlled By or Under Common Control With Registrant.


         None.


Item 26. Number of Holders of Securities.



         Title of Class                           Number of
                                              Record Holders as
                                              of August 31, 1996
Seneca Growth Fund
         Institutional Class                          78
         Administrative Class                         22


Seneca Mid-Cap "EDGE"(sm) Fund
         Institutional Class                          63
         Administrative Class                         31


Seneca Bond Fund
         Institutional Class                          36
         Administrative Class                         12


Seneca Real Estate Securities Fund
         Institutional Class                          17
         Administrative Class                         12



Item 27. Indemnification


                  The Agreement and Declaration of Trust dated December 18, 1995 and the ByLaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Management Agreement (Section 12), Distribution Agreement (Section 6), Custody Agreement (Section 5) and Transfer Agency Agreement (Section 6) each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for losses arising from such party's good faith exercise of its duties under the applicable agreement, provided, however, that the Trust will not indemnify such other party (or parties) in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties under the applicable agreement.


                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Advisers.


                  All of the information required by this item is set forth in the Form ADV, as currently amended, of GMG/Seneca (SEC File No. 801-51559), which is incorporated herein by reference.



Item 29.          Principal Underwriter.

                  (a) Neither GMG Securities nor Seneca Distributors serves as principal underwriter, depositor or investment adviser to any investment company other than the Registrant.

                  (b) Directors, Officers and Partners

                       Positions and Offices with    Positions and Offices with
      Name*            Principal Underwriter         Registrant
      -----            --------------------------    --------------------------

                          SENECA DISTRIBUTORS

Eric L. Munson         Member and Chief                       N/A
                       Operating Officer

Philip C. Stapleton    Chief Financial Officer                N/A

GMG/Seneca             Member                                 N/A

                                 GMG SECURITIES

William K. Weinstein   Member and Chief                       N/A
                       Operating Officer

Philip C. Stapleton    Managing Member                        N/A


                  (c) Not applicable.



Item 30. Location of Accounts and Records.


                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of (1) the Registrant at 909 Montgomery Street, Suite 500, San Francisco, California 94133, (2) GMG/Seneca at 909 Montgomery Street, San Francisco, California, 94133, (3) State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02171-2197, and (4) Registrant's


--------

         *The principal business address of each director, officer and partner of GMG Securities and each member and officer of Seneca Distributors is 909 Montgomery Street, San Francisco, California 94133.

Custodian and Transfer Agent, Investors Fiduciary Trust Company, at 127 West 10th Street, Kansas City, Missouri 64105.

Item 31. Management Services.

         None.


Item 32. Undertakings.

                (a)      Not applicable.

                (b)      Not applicable.



                (c) Registrant undertakes that it will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                (d) Registrant undertakes that it will, if requested to do so by the holders of at least 10% of its outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications among shareholders as required by
Section 16(c) of the 1940 Act.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California on the 30th day of October 1996.


                                        SENECA FUNDS


                                        By:/s/GAIL P. SENECA
                                           ------------------------------------
                                              Gail P. Seneca
                                              President


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.



Signature                              Title                                     Date
---------                              -----                                     ----
/s/GAIL P. SENECA                      Trustee and President                     October 30, 1996
-------------------                    (Chief Executive Officer)
Gail P. Seneca

        *                              Trustee and Treasurer (Chief              October 30, 1996
-------------------                    Financial Officer and
Sandra J. Westhoff                     Accounting Officer)


        *                              Trustee and Secretary                     October 30, 1996
-------------------
Ronald K. Jacks

        *                              Trustee                                   October 30, 1996
-------------------
Mary Ann Cusenza

        *                              Trustee                                   October 30, 1996
-------------------
Paul E. Erdman

        *                              Trustee                                   October 30, 1996
-------------------
Melinda Ellis Evers

        *                              Trustee                                   October 30, 1996
-------------------
Victor Guinasso

*By:/s/ GAIL P. SENECA
    ---------------------
        Gail P. Seneca as
         Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit

5.       Investment Management Agreement

9(b).    Administration Agreement

9(c).    Sub-administration Agreement

11.      Consent of Deloitte & Touche LLP

16.      Schedule for Computation of Performance Quotations

17.      Financial Data Schedules